UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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MIDWEST HOLDING INC.
(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, July 14, 2020, at 10:00 a.m.,  Central Time

To the Shareholders of Midwest Holding Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Midwest Holding Inc., a Nebraska corporation (“Midwest,”  the “Company,” “we” or “our”), will be held on Tuesday, July 14, 2020, at 10:00 a.m. Central Time at The Hawthorne Room, The Lincoln Marriott Cornhusker Hotel, 333 South 13th Street, Lincoln, Nebraska 68508,  for the following purposes:

1.

To consider and act upon a proposal to amend the Company’s Amended and Restated Articles of Incorporation to (i) change its authorized capital stock to 22,000,000 shares of common stock, $0.001 par value (“Common Stock”),  of which 20,000,000 shares shall be voting common stock (“Voting Common Stock) and 2,000,000 shares shall be nonvoting common stock (“Nonvoting Stock”), and 2,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock); and (ii) to effect a reverse split of the Company’s existing voting common stock, $0.001 par value (“Existing Common Stock”) at a ratio of  500 shares of Existing Common Stock for one share of Voting Common Stock and the payment of cash for any fractional shares resulting from the reverse split.

2.	To consider and act upon a proposal to reincorporate the Company from the State of Nebraska to the State of Delaware.
3.

To consider and act upon a proposal to amend the Company’s Amended and Restated Articles of Incorporation to divide the Board of Directors into three classes of directors with staggered three- year terms.

4.

To elect seven members of the Board of Directors to serve for terms of one, two or three years if Proposal 3 to create a staggered Board of Directors is approved, or to elect the same individuals as directors to serve until the next annual meeting of the shareholders if Proposal 3 is not approved.

5.	To ratify the appointment of Mazars US LLP as our independent registered public accounting firm for 2020.
6.	To transact such other business as may properly come before the Annual Meeting or to approve any postponements or adjournment(s) thereof.

Our Board of Directors has fixed the close of business on May 15,  2020 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Midwest’s  Existing Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

We cordially invite you to attend the Annual Meeting. To ensure you representation at the meeting, please vote promptly even if you plan to attend the meeting. Voting now will not prevent you from voting in person at the meeting if you are a shareholder of record and wish to do so.

Our Board of Directors recommends that you vote FOR (i) approval and adoption of the proposed amendment to the Company’s Amended and Restated Articles of Incorporation to change the number of shares of the Company’s  capital stock as described in proposal 1 above and to effect a 500 for one reverse split of the Existing Common Stock;  (ii) approval and adoption of the proposal to reincorporate the Company from the State of Nebraska to the State of Delaware; (iii) approval and adoption of the proposal to divide the Company’s  Board of Directors into three classes with staggered three year terms; (iv) to elect seven directors to serve one, two or three year terms or elect the same individuals to serve until the next annual meeting of shareholders if Proposal 3 is not approved; (v) to ratify the appointment of Mazars US

LLP as our registered independent  public  accounting firm for 2020 and (vi) to transact such other business as may come before the Annual Meeting and to postpone or adjourn the Annual Meeting, if necessary or advisable.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Mark A. Oliver
Mark A. Oliver, President

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

We have elected to use the Notice and Access Model of the Securities and Exchange Commission (“SEC”), which allows us to make the proxy materials available on the Internet, as the primary means of furnishing proxy materials to shareholders. On or before May 28,  2020, we will mail to all shareholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our proxy materials on the Internet and voting on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions for requesting a printed set of proxy materials. The proxy statement, Annual Report on Form 10‑K for the fiscal year ended December 31, 2019 are available at www.envisionreports.com/MDH. In accordance with SEC rules, we do not use “cookies” or other software that identifies visitors accessing these materials on this website. We encourage you to access and review all of the important information contained in the proxy materials before voting.

MIDWEST HOLDING INC.

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 14, 2020

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies from the shareholders of Midwest Holding Inc., a Nebraska corporation, to be voted at our Annual Meeting of Shareholders (the “Annual Meeting”) to be held at The Hawthorne Room, The Lincoln Marriott Cornhusker Hotel, 333 South 13th Street, Lincoln, Nebraska 68508,  on Tuesday, July 14, 2020, at 10:00 a.m. Central Time and any adjournment thereof. The terms “Midwest,” “Midwest Holding,” the “Company,” “we,” “us,” and “our” refer to Midwest Holding Inc. YOUR PROXY IS SOLICITED BY MIDWEST’S BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted “FOR” the proposals as specified in this proxy statement and, at the discretion of the proxy holder, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.  This proxy statement (including the Notice of Annual Meeting of Shareholders) and Annual Report for the fiscal year ended December 31, 2019 is first being made available to shareholders beginning on or before May 28, 2020. This proxy statement, including the Notice of Annual Meeting, proxy card and Annual Report for the fiscal year ended December 31, 2019, are collectively referred to herein as the “Meeting Materials.”

Notice and Access Model

We are making the Meeting Materials available to shareholders on the Internet under the SEC’s Notice and Access model. On or before May 28, 2020, we will mail to all our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of mailing a full printed set of the Meeting Materials. Accordingly, our Meeting Materials are first being made available to our shareholders on the Internet at www.envisionreports.com/MDH, on or before May 28, 2020. The Notice includes instructions for accessing the Meeting Materials and voting by mail, telephone or on the Internet at the foregoing address. You will also find instructions for requesting a full printed set of the Meeting Materials in the Notice.

We believe that the electronic method of delivery under the Notice and Access model will decrease postage and printing expenses, expedite delivery of Meeting Materials to you and reduce our environmental impact. We encourage you to take advantage of the availability of Meeting Materials on the Internet. If you received the Notice but would like to receive a full printed set of the Meeting Materials in the mail, you may follow the instructions in the Notice for requesting such materials.

Solicitation/Cost of the Meeting

Proxies are being solicited by Midwest’s Board of Directors (the “Board”). The costs of the solicitation will be borne by Midwest. Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of Midwest, none of whom will receive any additional compensation for such solicitations. Midwest will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the Meeting Materials to beneficial owners of Midwest’s shares.

Principal Executive Offices

Our principal executive offices are located at 2900 South 70th Street, Suite 400, Lincoln, Nebraska, 68506.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who can vote at the Annual Meeting?

Record holders of the outstanding shares of $0.001 par value voting common stock of Midwest (the “Existing Common Stock”) at the close of business on May 15,  2020 (the “Record Date”) will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date, there were 1,360,675,242 shares of Existing Common Stock outstanding and entitled to vote.

Shareholder of Record; Shares Registered in your Name

If on the Record Date your shares were registered directly in your name with Midwest’s transfer agent, Computershare Investor Services, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy pursuant to the instructions set forth below to ensure your vote is counted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and Meeting Materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. We urge you to respond to the request for instructions from your brokerage firm, bank or other organization holding your shares and instruct them to vote FOR the proposals to be considered at the Annual Meeting.

How do I vote my shares?

Shareholders of record may vote using one of the following four methods:

•	over the Internet, which you are encouraged to do so if you have access to the Internet;
•	by telephone;
•	by completing, signing and returning the included proxy card, for those who requested to receive printed proxy materials in the mail; or
•	by attending the Annual meeting and voting in person.

The Notice provides instructions on how to access your proxy, which contains instructions on how to vote via the Internet or by telephone. For shareholders who request to receive a paper proxy card in the mail, instructions for voting via the Internet, by telephone or by mail are set forth on the proxy card.

If you hold shares in street name, the organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. The shareholder of record will provide you with instructions on how to vote your shares. Internet and telephone voting will be offered to shareholders owning shares through most brokerage firms and banks. Additionally, if you would like to vote in person at the Annual Meeting, contact the brokerage firm, bank or other nominee who holds your shares to obtain a proxy from them and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy from your brokerage firm, bank or other nominee.

What am I voting on?

The Company is presenting five proposals for shareholder vote:

1. To consider and act upon a proposal to amend the Company’s Amended and Restated Articles of Incorporation to (i) change its authorized capital stock to 22,000,000 shares of common stock, $0.001 par value (“Common Stock”), of which 20,000,000 shares shall be voting common stock (“Voting Common Stock) and 2,000,000 shares shall be nonvoting common stock (“Nonvoting Stock”), and 2,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock); and (ii) to effect a reverse split of the Company’s  Existing Common Stock, $0.001 par value, at a ratio of 500 shares of Existing Common Stock for one share of Voting Common Stock and the payment of cash for any fractional shares resulting from the reverse split.

2. To consider and act upon a proposal to reincorporate the Company from the State of Nebraska to the State of Delaware.
3. To consider and act upon a proposal to amend the Company’s Amended and Restated Articles of Incorporation to divide the Board into three classes of directors with staggered three-year terms.

4. To elect seven members of the Board to serve for terms to serve for terms of one, two or three years if Proposal 3 to create a staggered Board is approved, or to elect the same individuals as directors to serve until the next annual meeting of the shareholders of Proposal 3 is not approved.

5. To ratify the appointment of Mazars US LLP as our independent registered public accounting firm for 2020.
6. To transact such other business as may properly come before the Annual Meeting or to approve any postponements or adjournment(s) thereof.

How does the Board recommend that I vote on each of the matters?

Our Board recommends that you vote FOR Proposal 1 (Amend the Articles and approve the reverse stock split) ,  FOR Proposal 2 (reincorporate to Delaware),  FOR Proposal 3 (staggered board), FOR Proposal 4 (election of Directors) and FOR Proposal 5 (ratification of appointment of Mazars US LLP).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How many votes do I have?

Holders of shares of Existing Common Stock are entitled to one vote per share, except in the election of directors for which each shareholder has cumulative voting rights pursuant to the Nebraska Model Business Corporation Act. Cumulative voting rights for the election of directors means that each shareholder’s total number of votes is determined by multiplying the number of shares held by the shareholder times the number of directors being elected, in this case seven directors.  Each shareholder has the right to vote pro-ratably for all directors by checking the box labeled “FOR,” to withhold authority to vote by checking the box labeled “WITHHOLD,” or to vote a specific number of shares of each director by writing “CUMULATIVE FOR” on the line where indicated on the proxy card and entering the name and number of shares voted on that line. There are no conditions precedent to the exercise of cumulative voting rights under the Nebraska Model Business Corporation Act or in the Amended and Restated Articles of Incorporation or bylaws of Midwest.

What if I vote by proxy but do not make specific choices?

If you voted by proxy without marking any voting selections, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Who is paying for this proxy solicitation?

Midwest will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of Existing Common Stock. Our directors,  officers and employees, at no additional compensation, may also solicit proxies from shareholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Annual Meeting.

Computershare Investor Services, our transfer agent, has been retained to act as inspector of elections at the Annual Meeting.

What does it mean if I receive more than one set of proxy-related materials?

If you receive more than one set of proxy-related materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions with respect to each set of proxy-related materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a shareholder of record, you may revoke your proxy at any time before it is exercised by providing written notice to our Secretary at Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506, by delivering to us a properly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank so that your shares are properly voted.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of Existing Common Stock entitled to vote are represented by shareholders present at the Annual Meeting in person or by proxy. On the Record Date, there were 1,360,675,242 shares of Existing Common Stock outstanding and entitled to vote. Thus, 680,337,622 shares of Existing Common Stock must be represented by shareholders present at the Annual Meeting or by proxy to have a quorum. Xenith Holdings, LLC (“Xenith”) holds of record and beneficially 1,000,534,789 shares or 73.5%  of our Existing Common Stock so a quorum is assured if it attends the Annual Meeting or executes and delivers its proxy related to its shareholdings.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes (see below) will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or a majority of the votes cast at the Annual Meeting may adjourn the meeting to another date.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” If the beneficial owner does not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter.

As long as one of the matters is deemed to be a “routine” matter, such as an adjournment proposal, proxies reflecting broker non-votes (if any) will be counted towards the quorum requirement. Proposals 1,  2, 3 and 4 are not considered “routine” matters.

Whether a matter is “routine” or not is generally determined by rules of the New York Stock Exchange (which regulates most banks, brokers and others acting as nominees), and it may make a determination that is different from what we believe to be the case. If that occurs, brokers may be able to vote your shares on matters we believe to be not routine, or not vote your shares on matters that we believe to be routine. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder to insure that your shares are voted in the manner in which you want them to be voted.

How are votes counted and voting requirements?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “For” and “Against” votes, abstentions and, if any, broker non-votes.

The holders of shares of Existing Common Stock are entitled to one vote per share, except in the election of directors for which each shareholder has cumulative voting rights pursuant to the Nebraska Model Business Corporation Act. Cumulative voting rights for the election of directors means that each shareholder’s total number of votes is determined by multiplying the number of shares held by the number of directors being elected, in this case seven directors.

The voting requirements to approve each proposal is as follows:

Proposals	Board Recommendation	Votes Required	Effect of Abstentions	Effect of Broker Non- Votes
Vote to Approve to amend the Amended and Restated Articles of Incorporation and Reverse Stock Split	FOR	Majority of Votes Cast*	None	None
Vote to Approve Reincorporation to the State of Delaware	FOR	Majority of Votes Cast*	None	None
Vote to Divide the Board into three classes	FOR	Majority of Votes Cast*	None	None
Vote to Elect Seven Directors	FOR	Plurality of Votes Cast**	None	None
Ratify Mazars US LLP as Independent Registered Public Accountant	FOR	Majority of Votes Cast*	None	None

*Majority of votes cast at the Annual Meeting, at which a quorum is present, by holders of Existing Common Stock.

**Directors are elected by a plurality of votes (i.e. more than the other candidate counterparts even if less than a majority).

As noted above, Xenith owns of record and beneficially 1,000,534,789 shares or 73.5% of our Existing Common Stock. Therefore, Xenith has the voting power to approve the proposals, and has informed the Company that it presently intends to vote for Proposal 1,  Proposal 2, Proposal 3 and for the nominees in Proposal 4 and for Proposal 5.

If an adjournment is necessary, the affirmative vote of a majority of the votes cast is required to approve the adjournment proposal. Abstentions are not considered to be votes cast and will have no effect on the outcome of a vote to adjourn. If you are a shareholder of record and you return your signed and dated proxy card without providing specific voting instructions on the adjournment proposal, or do not specify your vote on the adjournment proposal when voting using the telephone or internet, your shares will be voted “FOR” the adjournment proposal in accordance with the recommendations of the Board. If you are a shareholder of record and you fail to return your proxy card, or to vote at all using the telephone or internet, it will have no effect.

We also believe that the proposal to ratify Mazars US LLP as our independent registered public accounting firm and the adjournment proposal are deemed to be a “routine” matters. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on these two proposals,  we believe that your broker or nominee will have the discretion to vote your shares on each proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8‑K that we expect to file with the SEC no later than four business days after the conclusion of the Annual Meeting. If final voting results are not available to us in time to file a Form 8‑K on or before the fourth business day after the Annual Meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8‑K to publish the final results.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the Annual Meeting other than the five matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holders, Mark A. Oliver or Todd Boeve, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters that are property presented for a vote at the Annual Meeting and at any adjournment or postponement that may take place.

PROPOSAL 1

APPROVAL OF A CHANGE IN AUTHORIZED CAPITALIZATION AND REVERSE STOCK SPLIT

General

The Board believes that the Company’s authorized capitalization should be simplified and reduced. Hence, the Board is recommending that the Company’s authorized capitalization be reduced and changed through an amendment to its Amended and Restated Articles of Incorporation from (i) its existing authorization of 2,000,000,000 shares of Common Stock to 22,000,000 shares, $0.001 par value per share, consisting of 20,000,000 shares of Voting Common Stock, and 2,000,000 shares of Nonvoting Common Stock; and (ii) its existing authorization of 10,000,000 shares of Preferred Stock to 2,000,000 shares of Preferred Stock, $0.001 par value per share. The Board also believes it is in the best interests of the Company and its shareholders to authorize a reverse stock split (the “Reverse Stock Split”) of the Existing Common Stock.

To implement the Reverse Stock Split, the Board will resolve to effect the Reverse Stock Split, and the number of issued and outstanding shares of Existing Common Stock will be reduced by a ratio of one new share of Voting Common Stock for every 500 shares of Existing Common Stock outstanding. The Company’s Amended and Restated Articles of Incorporation will be amended to reflect the Board’s resolutions in connection with the change in authorized capitalization and the Reverse Stock Split, but the relative voting and other rights that accompany shares of Existing Common Stock will not be affected by the Reverse Stock Split. A copy of the proposed amendment to the Company’s Amended and Restated Articles of Incorporation is attached to this proxy statement as Exhibit A‑1.

Shareholders generally do not have the statutory right to assert appraisal rights and demand the fair value of their shares under Nebraska law or under the Company’s  Amended and Restated Articles or Bylaws in connection with the proposal to approve the Reverse Stock Split, except that a shareholder may be entitled to assert appraisal rights and obtain payment of the fair value of the shareholder’s shares if (i) the Reverse Stock Split would reduce the number of shares owned by the shareholder to a fraction of a share, and,  (ii) the Company takes certain other actions with respect to the fractional share, including paying cash in lieu of the fractional share. Accordingly, some of the holders of the Existing Common Stock may be entitled to assert appraisal rights in connection with Proposal 1 pursuant to the Nebraska Model Business Corporation Act (“NMBCA”).

The NMBCA prescribes a strict procedure to be followed if a shareholder wishes to assert appraisal rights and demand the fair value of the fractional share. This notice must be given before the vote on Proposal 1 and the shareholder cannot vote for the proposal. The Company must then respond and send an appraisal notice to the shareholder estimating the fair value of the fractional share. The shareholder must arrange to deposit his certificate for which the Company will pay cash to the shareholder within 30 days. If the shareholder disputes the Company’s determination of the value of the share, the NMBCA provides a procedure for the shareholder to seek a judicial determination of value. A copy of Sections 21‑2171 to 21‑2183 of the NMBCA is attached hereto as Exhibit B in accordance with Section 21‑2175 thereof.

Purpose of the Reverse Stock Split

The Board is proposing the Reverse Stock Split in an effort to decrease the large number of shares of Existing Common Stock outstanding. The Board is also seeking to reduce certain administrative burdens and costs relating to the shares that are currently issued and outstanding and held by a large number of small shareholders.

Among the factors considered by the Board in reaching its decision to recommend the Reverse Stock Split to shareholders, the Board considered the potential effects of having a  stock that trades, if at all, at a low price. For example, certain brokerage firms have internal practices and policies that discourage individual brokers from dealing in stocks trading below a particular dollar level. Further, since the brokerage commissions on stock with a low trading price generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in stocks with a low trading price pay transaction costs (commissions, markups, or markdowns) at a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase low priced stock. The Board also understands that certain institutional investors, such as mutual funds or pension plans, have policies or procedures that discourage or prohibit acquisitions of shares priced at less than $5.00 per share. Each of these factors weakens the potential market for the Existing Common Stock.

The SEC has also adopted rules governing “penny stocks” that impose additional burdens on broker-dealers trading in stock priced at or below $5.00 per share, unless listed on certain securities exchanges. The Board believes that the Reverse Stock Split will enhance the Company’s potential ability to obtain an initial listing on a national securities exchange and thereby avoid classification of its common stock as penny stock under the SEC’s rules. The NASDAQ Capital Market, for example, requires an initial bid price of at least $4.00 per share and, following initial listing, maintenance of a continued price of at least $1.00 per share.

If implemented, the Reverse Stock Split will result in some shareholders owning “odd-lots” of less than 100 shares of Existing Common Stock. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

Other than as disclosed in this proxy statement, the Company has no other specific plans, arrangements or understandings regarding the issuance of shares of Voting Common Stock, Preferred Stock or Nonvoting Stock that may be available for issuance if Proposal 1  is approved by the Company’s shareholders at the Annual Meeting.

Reasons for and the Effect of the Reduction in Authorized Shares

As a matter of Nebraska law, the implementation of the Reverse Stock Split does not require a reduction in the total number of authorized shares of our common or preferred stock. However, if Proposal 1 is approved by our shareholders, (i) the authorized number of shares of our Common Stock would be reduced from its existing authorization of 2,000,000,000 shares of Common Stock to 22,000,000 shares, consisting of 20,000,000 shares of Voting Common Stock, and 2,000,000 shares of Nonvoting Common Stock; and (ii) the existing authorization of 10,000,000 shares of Preferred Stock would be reduced to 2,000,000 shares of Preferred Stock.  Thus, although the Reverse Stock Split ratio is 500 to 1 is not proportionate to the reduction in authorized shares, with the practical effect that there will be a relative increase in the ratio of the number of authorized shares of our Common Stock available for issuance compared to the number of shares outstanding if Proposal 1 is approved.  The Company does not have any shares of Preferred Stock outstanding.

The reason for the difference in the Reverse Stock Split ratio versus the authorized share ratio is our Board desires to have a sufficient number of unissued and unreserved authorized shares of common stock following the implementation of the Reverse Stock Split to provide us with authorized capital sufficient to, among other things: (i) execute our business and growth strategy, (ii) access the equity capital markets if and when needed, (iii) provide equity for issuance in connection with potential acquisitions, and (iv) accommodate any share reserves under long-term equity incentive plans. At the same time, the corresponding reduction in authorized shares was designed so that we do not have what some shareholders might view as an unreasonably high number of authorized shares of capital stock that are unissued or reserved for issuance following the Reverse Stock Split. Accordingly, our Board believes that the reduction in authorized shares is in the best interests of the Company and its shareholders and strikes an appropriate balance between the Reverse Stock Split and number of authorized shares of capital stock.

Effects of the Reverse Stock Split

To implement the Reverse Stock Split, the Company will file an Amendment to its Amended and Restated Articles of Incorporation with the Nebraska Secretary of State. Upon such filing (the “Effective Time”), and without further action on the part of the Company’s shareholders, the shares of Existing Common Stock held by shareholders of record (except for shares held by shareholders who have properly exercised their appraisal rights) as of the  effective time of such filing will be automatically converted into the number of shares of its Voting Common Stock (the “New Common Stock”) calculated based on the reverse split ratio.

No fractional shares shall be issued. Rather, the Company will pay cash for fractional shares, based on the volume weighted average price of the weekly high and low sales price as reported on the OTCQB for the four trading weeks preceding the date of the Annual Meeting ending on the Friday before the Meeting Date.

As of the Record Date of the Annual Meeting, the Company had approximately 10,900 holders of record of its shares of Existing Common Stock, owning a total of 1,360,675,242 shares. If Proposal 1 is approved and implemented, the Company expects that approximately 5,140  shareholders will not receive at least one share of New Common Stock and they will therefore cease to be shareholders of the Company; other shareholders will receive an aggregate of approximately

2,700,000 shares of New Common Stock; and in total we estimate shareholders will receive an aggregate amount of approximately $108,400 based on an assumed average price of $0.05 per share on the OTCQB for the relevant period in lieu of fractional shares.

Exchange of Stock Certificates

Shareholders holding their shares of Existing Common Stock in book-entry or through a bank, broker or other nominee form do not need to take any action in connection with the Reverse Stock Split.  With respect to shareholders who hold physical certificates, as soon as practicable after the Effective Time of the Reverse Stock Split, the Company, or its transfer agent, will send a letter to each shareholder of record for use in transmitting certificates representing shares of Existing Common Stock (“Old Certificates”) to the Company’s transfer agent, Computershare Investor Services (the “Exchange Agent”). The letter of transmittal will contain instructions explaining the procedures for surrendering of Old Certificates to the Exchange Agent in connection with the exchange.

Shareholders who surrender their Old Certificates, together with a properly completed letter of transmittal, will be entitled to the appropriate number of shares of New Common Stock issued in book-entry form along with any cash payment in lieu of a fractional share (if applicable.)  No new certificates will be issued to a shareholder until such Old Certificates are surrendered, together with a properly completed and executed letter of transmittal, to the Exchange Agent.  Until surrendered, outstanding stock certificates held by shareholders will be deemed for all purposes to represent the number of whole shares of New Common Stock to which such shareholders are entitled as a result of the Reverse Stock Split. Shareholders should not send their Old Certificates to the Exchange Agent until they have received the letter of transmittal. All expenses of the exchange of certificates will be borne by the Company.

We intend to treat shares held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial or “street name” holders. However, these banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares. Shareholders holding shares of Existing Common Stock with a bank, broker or other nominee should contact their bank, broker or other nominee with any questions in this regard.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the Company and to shareholders of our Existing Common Stock that are “U.S. Holders” (as defined below under the heading Material U.S. Federal Income Tax Consequences of the Reincorporation concerning Proposal 2) and that hold shares of our Existing Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based on provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as currently in effect and as presently interpreted, and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the Reverse Stock Split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, non-U.S. Holders and other particular shareholders as further described below under the heading Material U.S. Federal Income Tax Consequences of the Reincorporation concerning Proposal 2.  The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reverse Stock Split. This summary is provided for general information only and is not intended as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all shareholders. This discussion does not address any consequences of the Reverse Stock Split under state, local and foreign tax laws, which may vary as to each shareholder depending on the jurisdiction in which such shareholder resides.

EACH SHAREHOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH SHAREHOLDERS OF THE REVERSE STOCK SPLIT, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Tax Consequences to the Company. We believe that the Reverse Stock Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Stock Split.

Tax Consequences to Shareholders. Shareholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Stock Split, except to the extent of any cash received in lieu of a fractional share of New Common Stock (which fractional share will be treated as received and then exchanged for cash). Each shareholder’s aggregate tax basis in the New Common Stock received in the Reverse Stock Split, including any fractional share treated as received and then exchanged for cash, should equal the shareholder’s aggregate tax basis in the Existing Common Stock exchanged in the Reverse Stock Split. In addition, each shareholder’s holding period for the New Common Stock it receives in the Reverse Stock Split should include the shareholder’s holding period for the Existing Common Stock exchanged in the Reverse Stock Split.

In general, a shareholder who receives cash in lieu of a fractional share of New Common Stock pursuant to the Reverse Stock Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Stock Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss equal to the difference between the amount of cash received and the shareholder’s tax basis allocable to the fractional share. Any capital gain or loss will generally be long-term capital gain or loss if the shareholder’s holding period in the fractional share is greater than one year as of the effective date of the Reverse Stock Split. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain shareholders who own more than a minimal amount of common stock (generally more than 1%) or who exercise some control over the affairs of the Company. Shareholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Information Reporting and Backup Withholding. Shareholders that are U.S. Holders (other than corporations and certain other exempt recipients) may be subject to information reporting (including furnishing the shareholder’s social security number or taxpayer identification number on an IRS Form W‑9)  and backup withholding when such holder receives cash in lieu of a fractional share of our New Common Stock pursuant to the Reverse Stock Split. Such shareholders will be subject to backup withholding if they are not otherwise exempt and do not provide their social security number or taxpayer identification number in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the shareholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.  Shareholders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Approval Required

Provided that a quorum is present, consisting of a majority of the Existing Common Stock outstanding and entitled to vote, Proposal 1 will be approved if the number of shares voted in favor of the proposal exceeds the number of shares voted against. Shares that are not represented at the Annual Meeting, shares that abstain from voting on this proposal, and broker non-votes will have no effect on the outcome of the voting on this proposal.  Xenith, the holder of approximately 73.5% of our outstanding Existing Common Stock has committed to vote for Proposal 1. See “Certain Shareholder Relationships and Related Transactions.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”  PROPOSAL 1 TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND A REVERSE STOCK SPLIT AT A RATIO OF 500 SHARES OF EXISTING COMMON STOCK FOR ONE SHARE OF NEW COMMON STOCK.

PROPOSAL 2

REINCORPORATION OF THE COMPANY FROM THE STATE OF NEBRASKA TO THE STATE OF DELAWARE

General

On March 31, 2020, for the reasons discussed below, the Board approved and declared it to be advisable and in the best interests of the Company and its shareholders to change the state of the Company’s incorporation from the State of Nebraska to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and bylaws governing the Company, subject to approval by our shareholders at the Annual Meeting.

The principal effects of the Reincorporation, if approved by our shareholders and effected, will be that:

•	The affairs of the Company will cease to be governed by Nebraska corporation laws and will become subject to Delaware corporation laws.
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The resulting Delaware corporation (referred to in this section as “Midwest-Delaware”) will be the same entity as the Company as currently incorporated in Nebraska (referred to in this section as “Midwest-Nebraska”) and will continue with all of the rights, privileges and powers of Midwest-Nebraska, will possess all of the assets and properties of Midwest-Nebraska, will continue with all of the debts, liabilities and obligations of Midwest-Nebraska and will continue with the same officers and directors of Midwest-Nebraska immediately prior to the Reincorporation, as more fully described below.

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When the Reincorporation becomes effective, all of the Company’s  then issued and outstanding shares of Existing  Common Stock (defined as Midwest-Nebraska stock outstanding immediately upon effectiveness of the Reverse Stock Split described in Proposal 1 above) will be automatically converted into issued and outstanding shares of common stock of Midwest-Delaware, without any action on the part of our shareholders. You will not have to exchange your post-Reverse Stock Split certificates of Midwest-Nebraska stock. The Reincorporation will have no effect on the trading of shares of the Existing Common Stock on the OTCQB under the same symbol “MDWT.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of the Existing Common Stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation.

•

Upon effectiveness of the Reincorporation, our directors and officers will become the directors and officers of Midwest-Delaware, our employee benefit and incentive plans will become Midwest-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Midwest-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employee benefit arrangements also will be continued by Midwest-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

The Reincorporation will have no effect on the number of authorized shares of Common Stock and Preferred Stock that the Company is authorized to issue immediately prior to the Reincorporation and after giving effect to the change in capitalization and Reverse Stock Split discussed in Proposal 1.  Under our current Midwest-Nebraska Amended and Restated Articles of Incorporation after giving effect to Proposal 1, the Company is authorized to issue up to 20,000,000 shares of Voting Common Stock; up to 2,000,000 shares of Nonvoting Stock; and up to 2,000,000 shares of Preferred Stock.  Similarly, under our proposed Delaware charter, we will be authorized to issue up to 20,000,000 shares of Voting Common Stock;  up to 2,000,000 shares of Nonvoting Stock; and up to 2,000,000 shares of Preferred Stock. The Company intends to continue to have its principal operations and office in Nebraska.

Plan of Domestication

To accomplish the Reincorporation, the Board has adopted a plan of domestication  (“Plan of Domestication”), substantially in the form attached to this proxy statement as Exhibit C.  The Plan of Domestication provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that our shareholders approve this Proposal, we will cause the Reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nebraska Articles of Charter Surrender substantially in the form attached to this proxy statement as Exhibit D, and will file with the Secretary of State of the State of Delaware (i) a certificate of conversion, substantially in the form attached to this proxy statement as Exhibit E and (ii) a certificate of incorporation, which will govern the Company as a Delaware corporation, substantially in the form attached to this proxy statement as Exhibit F.  In addition, assuming that our shareholders approve this Proposal, the new bylaws for the Company will be substantially in the form attached to this proxy statement as Exhibit G.  Approval of this Proposal by our shareholders will constitute approval of the Plan of Domestication, the Articles of Charter Surrender, the Certificate of Conversion, the Certificate of Incorporation and the new bylaws.

If the Reincorporation is approved by our shareholders, the Reincorporation will become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nebraska) of the Articles of Charter Surrender and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the Certificate of Conversion and the Certificate of Incorporation.

Reasons for Reincorporation

The primary reason that the Board has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nebraska.  As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing.  The Delaware judiciary is particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs.  The Board believes any benefits provided to us by Delaware law directly benefit our shareholders.

In deciding to propose the Reincorporation, the Board considered, among others, the following benefits of Delaware law to the Company and its shareholders:

•	the Company would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;
•	the responsiveness, expertise and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;
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the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

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the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

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the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board is not proposing the Reincorporation to prevent a change in control of the Company and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board.

Why Shareholders Should Vote for Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws.  The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NMBCA.

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nebraska courts have not considered.  Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation also may make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to fiduciary duties and director indemnification, from their past business experience.

In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility and certainty  afforded by the DGCL.  Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Reincorporation.

Effect of Vote for Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Domestication, the Articles of Charter Surrender, the Certificate of Conversion, the Certificate of Incorporation and the bylaws.  If the Reincorporation is approved by our shareholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nebraska and the Secretary of State of the State of Delaware)  as applicable of the Nebraska Articles of Charter Surrender, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

No Dissenters or Appraisal Rights

Under the NMBCA, shareholders do not have dissenters or appraisal rights with respect to Proposal 2.

Discretion Not to Consummate Reincorporation

The Reincorporation may be delayed by the Board or the Plan of Domestication may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our shareholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and its shareholders.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following discussion addresses certain U.S. federal income tax considerations that are generally applicable to U.S. holders (as defined below) of our New Common Stock who receive Voting Common Stock of Midwest-Delaware in automatic conversion or exchange for their Voting Common Stock of Midwest-Nebraska in the Reincorporation.  This discussion addresses only those shareholders who hold their Voting Common Stock as a capital asset within the meaning of Section 1221 of the Code and does not address all the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances, including, without limitation:

•	financial institutions, insurance companies, regulated investment companies or real estate investment trusts;
•	pass-through entities or investors in such entities;
•	tax-exempt organizations;
•	dealers in securities or currencies, or traders in securities that elect to use a mark-to-market method of accounting;
•	persons that hold common stock as part of a straddle or as part of a hedging, integrated, constructive sale or conversion transaction;
•	persons who are not U.S. holders;
•	persons that have a functional currency other than the U.S. dollar;
•	persons who acquired their shares of New Common Stock through the exercise of an employee stock option or otherwise as compensation;
•	persons whose New Common Stock is “qualified small business stock” for purposes of Section 1202 of the Code; and
•	persons who are subject to the alternative minimum tax.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of New Common Stock that is:

•	a citizen or resident of the United States;
•	corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S. or any of its political subdivisions;
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a trust that (1) is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of New Common Stock, the U.S. federal income tax consequences to each partner generally will depend on the status of the partner and the activities of the partnership and the partner.  Partners holding New Common Stock and partners in such partnerships should consult their own tax advisors with respect to the U.S. federal income tax consequences of the Reincorporation.

The tax consequences to holders of options to acquire our common stock are also not discussed herein.  In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation).

The following discussion is based on the interpretation of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof.  The Internal Revenue Service (the “IRS”) is not precluded from adopting a contrary position.  In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to the Company, Midwest-Delaware and/or our shareholders.  A ruling from the IRS will not be requested in connection with the Reincorporation.

EACH SHAREHOLDER IS URGED TO CONSULT HIS,  HER OR ITS OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH SHAREHOLDERS OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reincorporation will be as follows:

•	No gain or loss will be recognized by holders of the Company’s New Common Stock upon receipt of Voting Common Stock of Midwest-Delaware pursuant to the Reincorporation;
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The aggregate tax basis of the Voting Common Stock of Midwest-Delaware received by each shareholder of Midwest-Nebraska in the Reincorporation will be equal to the aggregate tax basis of the New Common Stock of Midwest-Nebraska surrendered in exchange therefor (as may be adjusted for any fractional share treated as received and then exchanged for cash pursuant to the Reverse Stock Split as discussed above under the heading Material U.S. Federal Income Tax Consequences of the Reverse Stock Split concerning Proposal 1);

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The holding period of the Voting Common Stock of Midwest-Delaware received by each shareholder of Midwest-Nebraska will include the period for which such shareholder held the Common Stock of Midwest-Nebraska (both Existing Common Stock and New Common Stock added together) surrendered in exchange therefor, provided that such Common Stock of Midwest-Nebraska was held by such shareholder as a capital asset at the time of the Reincorporation; and

•	No gain or loss will be recognized by Midwest-Nebraska or Midwest-Delaware as a result of the Reincorporation.

A U.S. holder of shares of our New Common Stock may be required to attach a statement to its tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368‑3(b) and may be required to maintain a permanent record of facts relating to the Reincorporation.  Such information includes, among other things, the shareholder’s tax basis in the shareholder’s  New Common Stock of Midwest-Nebraska and the fair market value of the shareholder’s  New Common Stock of Midwest-Nebraska immediately prior to the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there will be no change in the Company’s accounts as a result of the Reincorporation.  As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated unless shareholder approval is obtained.  We will obtain all required consents of governmental authorities, including the filing of the Articles of Charter Surrender with the Secretary of State of the State of Nebraska and the filing of the Certificate of Conversion and the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Blank Check Preferred Stock

Our current Amended and Restated Articles of Incorporation and the proposed Certificate of Incorporation both authorize the Board to issue shares of Preferred Stock in series with such preferences as designated at the time of issuance.  The Board does not currently intend to seek shareholder approval prior to any issuance of a new class or series of Preferred Stock if the Reincorporation is approved, except as required by law or regulation.  Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Company and its shareholders.  Should the Board determine to issue a new class or series of Preferred Stock, it will only do so upon terms that the Board deems to be in the best interests of the Company and its shareholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of Preferred Stock of the Company remain to be fixed by the Board.  Accordingly, if the Board so authorizes, the holders of a new series of Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights.  Such new series of Preferred Stock also could be convertible into a large number of shares of our Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in the Company more difficult or more costly, including the right to elect additional directors to the Board.  Potentially, a new series of Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company.  Also, a new series of Preferred Stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of the Company.

Rights of Shareholders Prior to and After Reincorporation from Nebraska to Delaware

If the proposals contained in this proxy statement are approved, then aside from changing the state of incorporation, reducing the amount of authorized capital and effecting a reverse split of the Existing Common Stock, the Company’s Amended and Restated Articles of Incorporation will remain the same.

However, once the state of incorporation is changed, Delaware Law, rather than Nebraska Law, will control and govern the Company’s corporate affairs.

Because of differences between the laws of Nebraska and Delaware, the Reincorporation will effect some changes in your rights as Company shareholders.  Summarized below are significant differences between shareholder rights before and after the Reincorporation, as a result of the differences between these laws.   This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the NMBCA, the Company’s  Nebraska Amended and Restated Articles of Incorporation (“Articles”), the Company’s proposed Certificate of Incorporation in Delaware (“Certificate of Incorporation”), and the Company’s  bylaws before and after the Reincorporation, and the DGCL.

Par Value of Capital Stock; Surplus; Capital

The concepts of par value, surplus and capital do not exist under the NMBCA. Delaware recognizes the concepts of par value, surplus and capital and therefore after Reincorporation, all shares of the Company’s capital stock will have a par value of $0.001 per share.

Voting Rights

Under the NMBCA, if a quorum exists, action on a matter other than the election of directors, is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action.

Under the DGCL, the vote required for actions on which the stockholders have a right to vote, except for the election of directors, is the affirmative vote of the holders of a majority of the shares of each class entitled to vote thereon, voting as a separate class and not jointly. However, as allowed by the DGCL, our bylaws provide that, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action.

Vote required for Election of Directors

Under the NMBCA, cumulative voting is mandatory for the election of directors.  That number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the Board.

Under the DGCL, a Company may specify in its certificate of incorporation that cumulative voting is allowed at all elections of directors of the corporation, or at elections held under specified circumstances.  In the absence of such specification, a plurality of the votes of the shares present in person or represented by proxy at a meeting entitled to vote for directors is required to elect a director under the DGCL. Cumulative voting will not be provided for in the Company’s  Certificate of Incorporation effective after the Reincorporation.

Action by Shareholders Without a Meeting

Under the NMBCA, any action required or permitted to be taken at a shareholder’s meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing.  Action by written consent is to be effective as of the date the corporation receives writings describing and consenting to the action signed by all of the shareholders entitled to vote with respect to the action, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action.

Unless otherwise provided in its certificate of incorporation, any action required or that may be taken under the DGCL at any annual or special meeting of stockholders of a corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s Certificate of Incorporation specifically provides that actions by less than unanimous written consent of its stockholders shall not be permitted.

Removal of Directors and Officers

Under the NMBCA, a director may be removed, with or without cause, only by the holders of common stock and may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against removal.

Under the DGCL, the vote required of the holders of common stock for removal is a majority vote of the shares of common stock then entitled to vote at an election of directors, unless the certificate of incorporation provides otherwise.

Indemnification

The indemnification provisions of the NMBCA and the DGCL are substantially similar as both permit the Company to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful. Both also provide for the indemnification and advancement of expenses with respect to defense costs incurred by such persons.

Record Date

The current bylaws of the Company provide that for the purpose of determining the shareholders entitled to notice of or to vote at any meeting or any adjournment thereof, or the shareholders entitled to receive payment of dividends, or for any other proper purpose, the Board may fix in advance a date as the record date, such date in any case to be not more than 60 and not less than 10 days prior to the date on which the particular action is to be taken. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the Board fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days fixed for the original meeting.

The DGCL allows for a 30‑day notice period with respect to adjournments.

The DGCL states that the record date is not to precede the date upon which the resolution fixing the record date is adopted by the board of directors; when applicable, the record date is not to be more than 60 days before the meeting or action requiring determining of stockholders, except in the case of an action by written consent, the record date for which must not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors; and, in the case of a stockholder meeting, in addition to the maximum limit of the record date being not more than 60 days before the meeting, a minimum limit applies to the record date of not less than 10 days before the meeting.

Amendment to the Articles of Incorporation and Bylaws

Under its current Articles of Incorporation, the Company reserves the right to amend or repeal any provisions contained in the Articles in the manner now and hereafter permitted by the NMBCA, and all rights conferred upon shareholders are granted subject to this reservation. Under the Nebraska Model Business Corporation, shareholders are not entitled to enact, without any action taken by its board of directors, an amendment to its articles of incorporation. Amendments to the articles of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the shareholders.

Under the current bylaws, the bylaws may be amended, or repealed and new bylaws adopted, by the Board or the shareholders.

Under DGCL, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to a certificate of incorporation. Amendments to a certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Only stockholders may amend, repeal or enact new bylaws unless, as will be the case after the Reincorporation, the Company’s Certificate of Incorporation also allows the Board to amend, repeal or enact bylaws.

Actions and Proceedings; Forum

Neither the NMBCA nor the Company’s Articles provide any specific jurisdiction or venue provisions for actions or proceedings brought derivatively on behalf of the Company or against the Company or any of its directors or officers for breaches of fiduciary duty.

Under the Company’s Delaware Certificate of Incorporation however, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or the Company’s Certificate of Incorporation or its bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim (A) as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than such court, or (C) for which such court does not have subject matter jurisdiction. This choice of forum provision does not apply to any actions arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Business Combination Statute

Nebraska has adopted a Shareholders Protection Act (“Act”) which limits the voting power of shares acquired in a “control share acquisition” (levels between 20% and 50% and over 50%) and which prohibits certain business combinations between a corporation and an “interested shareholder” (a holder of more than 10% of the corporation’s voting stock). Although the Act applies to certain domestic and foreign corporations, there are several exceptions that can only be analyzed in context. As to foreign corporations, which the Company will be after reincorporation in Delaware, an exception exists if the corporation has fewer than 500 employees in Nebraska; hence the Act, for this and other reasons, is not expected to be applicable after the Reincorporation.

Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with “interested stockholders” (generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock).  However, the DGCL permits a corporation to opt out of the restrictions imposed by Section 203 and the Company will opt out of Section 203 of the DGCL in its Certificate of Incorporation.

Appraisal Rights

Under the NMBCA, shareholders are entitled to exercise appraisal rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may assert appraisal rights in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. See Proposal 1 above. Appraisal rights in Nebraska, if applicable, are available to both record holders and beneficial holders.

The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations.  Appraisal rights in Delaware are available to holders of record of capital stock only.

Approval Required

Provided that a quorum is present, consisting of a majority of the Company’s Existing Common Stock outstanding and entitled to vote, Proposal 1 will be approved if the number of shares of Existing Common Stock voted in favor of the proposal exceeds the number of shares voted against. Shares that are not represented at the Annual Meeting, shares that abstain from voting on this proposal, and broker non-votes will have no effect on the outcome of the voting on this proposal.  Xenith has agreed to vote all of its shares FOR Proposal 2. See “Certain Shareholder Relationships and Related Transactions.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2 FOR THE COMPANY TO REINCORPORATE IN DELAWARE.

PROPOSAL 3

STAGGERED BOARD PROPOSAL

If this proposal is approved, Article VII of the Company’s Amended and Restated Articles of Incorporation will divide the Company’s  Board into three classes based on their terms of office: Class I, Class II and Class III. Further, if this proposal is approved, the Company will implement a  staggered board at the Annual Meeting.  Upon implementation, such classes shall be as nearly equal in number of directors as possible but shall initially consist of two Class I members, two Class II members and three Class III members. Each director shall serve for a term ending on the third annual meeting of shareholders following the annual meeting at which that director was elected. However, the directors first designated as Class I directors shall serve for a term expiring at the next annual meeting of shareholders following the date of the 2020 annual meeting of shareholders, the directors first designated as Class II directors shall serve for a term expiring at the second annual meeting of shareholders following the date of the 2020 annual meeting of shareholders, and the directors first designated as Class III directors shall serve for a term expiring at the third annual meeting of shareholders following the date of the 2020 annual meeting of shareholders.

If Proposal 3 is approved at the Annual Meeting, the seven nominees will serve one, two or three year terms described in Proposal 4 below.

If Proposal 3 is not approved but the seven nominees are elected, they shall each serve until the 2021 annual meeting of shareholders and until their successors are elected and qualified.

The Company’s  Board believes that dividing the directors into three classes is advantageous to the Company and its shareholders because by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board will be enhanced. While the Company’s management has not experienced any problems with continuity in the past, it wishes to ensure that this experience will continue and believes that the staggered election of directors will promote continuity because only one class of the directors will be subject to election each year.

The amendment would significantly extend the time required to make any change in control of the Board and will tend to discourage any hostile takeover bid for the Company. Presently, a change in control of the Board can be made by the holders of a majority of the Company’s shares of Common Stock at a single annual meeting. Under the proposed amendment, it will take at least two annual meetings for such shareholders to make a change in control of the Company’s

Board, because only a minority of the directors will be elected at each meeting. Staggered terms would guarantee that approximately two-thirds of the directors, or more, at any one time have at least one year’s experience as directors of the Company.

The Company’s current Amended and Restated Articles of Incorporation does not contain a provision regarding the removal of directors. Where there is no classified board of directors, Delaware law which will govern after the Reincorporation, provides that shareholders may remove directors with or without cause by a majority vote. Where there is a classified board of directors, the DGCL provides that shareholders may remove directors only for cause, unless the certificate of incorporation otherwise provides. The Company’s  Delaware Certificate of Incorporation does not have a provision allowing removal of directors other than for cause. If the staggered board proposal is approved, shareholders will not have the ability to remove a director at will.

One method for a takeover bidder to obtain control of a corporation is to acquire a majority of its outstanding shares through a tender offer or open market purchases and then using its voting power to remove the existing directors. Requiring cause in order to remove a director would defeat this strategy. Potential takeover bidders will therefore be more likely to negotiate with the existing Board regarding a change of control. The Board believes that the adoption of the staggered board proposal would properly condition a director’s continued service upon his ability to serve rather than his position relative to a dominant shareholder.

The approval of the staggered board proposal would eliminate the right of shareholders to remove directors without cause even if shareholders believe such a change would be desirable. Removing a director where cause is required is more difficult, unless cause is readily apparent. If shareholders cannot remove directors without cause, directors might be less responsive to shareholders. While what constitutes “cause”  is not clear, actions such as embezzlement, disclosure of trade secrets, or other violations of fiduciary duty have been found to constitute cause for removal.

Shareholders seeking to remove a director for cause could be forced to initiate a lawsuit to clarify the exact meaning of “cause,” which could be costly and time-consuming. Shareholders should recognize that the staggered board proposal will make the removal of a director more difficult in circumstances which do not constitute a takeover attempt and where, in the opinion of the holders of a majority of the Company’s outstanding shares, cause for such removal may exist. Moreover, this proposal may have the effect of delaying an ultimate change in existing management which might be desired by a majority of the shareholders.

The vote of a majority of Existing Common Stock entitled to vote will be required to alter, amend, rescind or repeal this provision of the Company’s Amended and Restated Articles of Incorporation or to adopt any provision inconsistent with this provision.

Approval Required

Provided that a quorum is present, consisting of a majority of the Existing Common Stock outstanding and entitled to vote, Proposal 3 will be approved if the number of shares voted in favor of the proposal exceeds the number of shares voted against. Shares that are not represented at the Annual Meeting, shares that abstain from voting on this proposal, and broker non-votes will have no effect on the outcome of the voting on this proposal.

The Board unanimously recommends that shareholders vote “FOR” Proposal 3 to divide the board into three classes.

PROPOSAL 4

ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders of Midwest will elect a total of seven directors to serve as the Board.  The Board has not had a nominating committee in the past because of the small size of the Company,  but the Board may consider forming such a committee in the future. There were four meetings of the Board held during the year ended December 31, 2019. No director attended fewer than 75% of such meetings. Further, no director attended fewer than 75% of the meetings of any committee of the Board on which he served during 2019.

The Board has nominated for election the following seven persons: A. Michael Salem, Mike Minnich,  Sachin Goel,  John Hompe,  Firman Leung,  Jack Theeler and Douglas K. Bratton.  All seven currently serve as directors of Midwest, and A. Michael Salem and Mike Minnich currently serve as corporate officers and employees.  Douglas K. Bratton is a designee of Crestline Assurance Holdings LLC (“Crestline”) which, under the Stockholders Agreement, has the right to designate one member of our Board,  as long as it and its affiliates own at least  10%  of the Company’s outstanding common stock. See “Certain Shareholder Relationships and Related Transactions.”

If Proposal 3, the divided or staggered board proposal, is approved at the Annual Meeting, the seven nominees will serve one, two or three year terms as follows:

Name of Nominee	Class	Term Expires at Annual Meeting
Firman Leung	Class I	2021
Jack Theeler	Class I	2021
John Hompe	Class II	2022
Sachin Goel	Class II	2022
Mike Minnich	Class III	2023
A. Michael Salem	Class III	2023
Douglas K. Bratton	Class III	2023

If Proposal 3 is not approved but the seven nominees are elected, they shall each serve until the 2021 Annual Meeting and until their successors are elected and qualified.

The holders of shares of Existing Common Stock are entitled to one vote per share, except in the election of directors for which each shareholder has cumulative voting rights pursuant to the NMBCA. Cumulative voting rights for the election of directors means that each holder of Existing Common Stock is entitled to the number of votes determined by multiplying the number of shares held by the number of directors being elected, in this case seven directors. The shareholder has the right to vote pro-ratably for all directors  by checking the box labeled “FOR” to withhold authority to vote by checking the box labeled “WITHHOLD,” or to vote a specific number of shares for each director by writing “CUMULATIVE FOR” on the line below and entering the name and number of shares voted on that line. There are no conditions precedent to the exercise of cumulative voting rights under the NMBCA or in the Articles of Incorporation or bylaws of Midwest.

Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, the Board knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

Board Leadership Structure

Midwest does not have a formal policy regarding the separation of its Executive Chairman (principal executive officer) and Chief Executive Officer (“CEO”) positions, although the Board has currently separated the two positions and it intends to continue that policy. Our Board is responsible for the control and direction of the Company. The Board represents the Company’s shareholders, and its primary purpose is to build long-term shareholder value. Mr. Minnich serves as Executive Chairman of the Board and Mr. Salem as CEO of the Company. The Board believes that these individuals are best situated to serve as Executive Chairman and CEO, respectively, because they are the individuals most familiar with the Company’s business plan, and of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy.

Board’s Role in Risk Oversight

The Board as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks. For example, the Board regularly receives reports regarding the investments and securities held by Midwest’s insurance subsidiaries, as well as other reports regarding their insurance business.

Director Independence

Presently, we are not required to comply with the director independence requirements of any national securities exchange. In determining whether our directors are independent, however, we intend to adhere to the rules of the NYSE American with respect to independent directors. The NYSE American listing standards define an “independent director” generally as a person, other than an executive officer or employee of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

The NYSE American listing requirements state that a majority of a company’s  Board must be independent. Our Board nominees includes four independent directors, namely, John Hompe,  Sachin Goel,  Firman Leung and Jack Theeler. These four independent directors constitute a majority of the Board.

Audit Committee

The Board has established an Audit Committee and appointed John T. Hompe, Scott Morrison and Jack Theeler to serve as members. At the first Board meeting immediately following the Annual Meeting, an independent director will be appointed to replace Mr. Morrison who is not standing for re-election to the Board.

Mr. Hompe, who is independent, as defined in NYSE American listing standards and SEC rules, was designated the Audit Committee Chair and Financial Expert. The Board has adopted an Audit Committee Charter that details the Audit Committee’s responsibilities to be as follows: (i) review recommendation of independent registered public accountants concerning Midwest’s accounting principles, internal controls and accounting procedures and practices; (ii) review the scope of the annual audit; (iii) approve or disapprove each professional service or type of service other than standard auditing services to be provided by the independent registered public accountants; and (iv) review and discuss with the independent registered public accountants the audited annual financial statements. The Committee met five times in 2019 and all Committee members were present at each meeting. Our Audit Committee charter is available on our website at www.midwestholding.com.

Our management is responsible for preparing our consolidated financial statements, and our independent registered public accounting firm (“auditor”) is responsible for auditing those consolidated financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by our management and the auditor regarding the Company’s consolidated financial statements as of and for the year ended December 31, 2019. In this context, the Audit Committee met and held discussions with management and the independent auditor. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor prior to their release and filing.

The Audit Committee discussed with the auditor matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee received from the auditor the written disclosures and the letter required by applicable requirements of the PCAOB, regarding the auditor’s communications with the Audit Committee concerning independence, and has discussed with the auditor the auditor’s independence.

Based on the discussions described above and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its Charter, the Audit Committee recommended to the Board that the audited consolidated financial statements of Midwest Holding Inc. be included in the Annual Report on Form 10‑K for the fiscal year ended December 31, 2019 for filing with the SEC.

Compensation Committee

The Board does not currently have a standing Compensation Committee. As a result, it does not have a Compensation Committee charter. The functions that would be performed by the Compensation Committee, including consideration of executive officers and directors compensation, are performed by the entire Board. The Company has not had a

Compensation Committee in the past because of its limited number of executive officers whose compensation consisted of only cash. In the future, as the Company grows and requires different forms of incentive compensation to attract and retain executive talent, a Compensation Committee may be formed by the Board.

Delinquent Section 16(a) Reports

Executive officers, directors and “beneficial owners” of more than ten percent of Midwest’s  equity securities must file initial reports of ownership and changes in ownership with the SEC under Section 16(a) of the Exchange Act. SEC regulations require these reporting persons to furnish us with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC. We believe that during 2019, all of our officers, directors and greater than ten percent beneficial owners complied with all filing requirements of Section 16(a) of the Exchange Act except that Sachin Goel, a director, failed to file two reports on a timely basis, one Form 3 upon becoming a director and one Form 4 upon receipt of director’s options to purchase equity securities of the Company and Vespoint failed to file on a timely basis one report on Form 4 relating to two loans that were converted into equity securities of the Company.

Code of Ethics

Midwest has adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller and persons performing similar functions in accordance with applicable federal securities laws. A copy of the Code of Ethics was filed as an exhibit to our Annual Report on Form 10‑K for the fiscal year ended December 31, 2012. This document may be reviewed by accessing Midwest’s public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided to any shareholder without charge upon request by contacting our corporate secretary at Midwest Holding Inc., 2900 South 70th Street, Lincoln, Nebraska 68506. Midwest intends to disclose any amendments to or waivers of certain provisions of its Code of Ethics in a Current Report on Form 8‑K.

The Company has also adopted a Code of Conduct and Conflicts of Interest Policy that includes provisions covering related persons transactions. In general, any transaction, or proposed transaction, to which the Company and any director, executive officer, more than 5% shareholder or immediate family member of such persons must be reviewed and approved or ratified by the Company’s Audit Committee.

Information Concerning Executive Officers and Directors

The following table sets forth, as of May 15, 2020, certain information regarding our executive officers,  current directors and nominees to the Board to be elected at the Annual Meeting.

Name	Age	Position	Director/Officer Since
Mike Minnich	48	Executive Chairman, Director, Nominee	2019
A. Michael Salem	39	CEO, Director, Nominee	2019
John T. Hompe	59	Director, Nominee	2015
Mark A. Oliver	61	President	2010
Firman Leung	62	Director, Nominee	2016
Scott Morrison	46	Director(1)	2015
Sachin Goel	39	Director, Nominee	2019
Jack Theeler	74	Director, Nominee	2012
Dana Stapleton	52	Director(1)	2015
Douglas K. Bratton	61	Director, Nominee	2020

(1)	Not standing for re-election at the Annual Meeting.

MIKE MINNICH: Mr. Minnich has 25 years of experience in insurance, technology, risk-management, and investing. He was named Executive Chairman of Midwest on April 30, 2019. Mr. Minnich was named President and a member of the Board of American Life in June 2018. Mr. Minnich was Founder and Co-Chief Executive of Vespoint Capital LLC with Mr. Salem in 2018. Since July 2010, he has been Managing member of Rendezvous Capital LLC, a New York firm advising insurers on capital and investments. From February 2013 to May 2017, he was Chief Investment Officer of A-Cap, an insurance holding and investment company.

A. MICHAEL SALEM: Mr. Salem has 16 years of experience in insurance distribution, insurance investing, and technology. He was appointed Chief Executive Officer and a Director of Midwest on April 30, 2019. He has served as Chairman of American Life since June 2018. Mr. Salem is Founder and Co-Chief Executive Officer of Vespoint LLC, ultimate controlling party of the Company since 2018. In addition, he has served as managing member of AMS Advisors LLC since January 2011. From July 2013 to August 2017, he was Co-Founder, Managing Principal and Co-Head of Advisory Capital at Vanbridge LLC, an investment management firm.

MARK A. OLIVER: Mr. Oliver serves as President of Midwest, a position he has held since 2010. Mr. Oliver is also currently the Vice President and Secretary and a member of the Board of Directors of American Life. He served as CEO since that company received its Certificate of Authority from the Nebraska Department of Insurance on September l, 2009 through June 2018. He was elected Chairman of American Life in March, 2017 and served in that capacity until June 2018. He served as a member of the Board of the Company from 2010 until April 2020. He served as Chairman and CEO of the Company from 2015 until June 2018. From 1984 until June 2007 Mr. Oliver was employed by Citizens, Inc., a life insurance holding company with principal offices in Austin, Texas, serving as its President and in various other executive capacities from 1997 through 2007.

JOHN T. HOMPE: Mr. Hompe is the Managing Partner and co-founder of J.P. Charter Oak Advisors LLC, a private investment firm focused on the financial services industry. Mr. Hompe has worked in the financial services sector for more than 30 years. He has held numerous board positions with insurance companies during his career. From 2003 through 2012, Mr. Hompe worked in investment banking and asset management (KBW Asset Management from 2011 through 2012 as a Managing Director and Keefe Bruyette & Woods, Inc. from 2003 to 2011 as Co-Head of Insurance and Asset Management Investment Banking). Mr. Hompe serves as an observer on the board of directors of International Planning Group, Ltd., an international life insurance broker, and Preparis Inc., a provider of business continuity services. From 2010 to 2012, he was an independent director of Island Capital, a Bermuda investment company. He also was a director and a member of the executive committee of Island Capital’s  predecessor company, EIC Corporation Ltd., a Bermuda-domiciled insurance holding company, and Exporters Insurance Company, a New York-based trade credit insurer from 2005 to 2010. He was an outside director of North American Insurance Leaders, Inc. (NASDAQ: NAIL), a special purpose acquisition corporation focused on the insurance distribution sector in 2007. He also served as a director of FIHC, a Barbados-domiciled insurance holding company, and Facility Insurance Company, a Texas workers compensation company from 2001 to 2003. Mr. Hompe was a Board Member of American Life from 2015 through June 2018.

FIRMAN LEUNG: Mr. Leung has over 30 years of experience in the financial services industry as an Investment and Capital Markets Banker in New York, London and Hong Kong. Since 2016, he has served as the Managing Principal of Columbus Circle Capital, LLC in New York and the Executive Managing Director of Investment Banking and Capital Markets at American Capital Partners, LLC, also in New York. From 2012 to 2015, he served as Managing Director, Investment Banking and Capital Markets at RCS Capital Corporation, New York. From 2002 to 2012, he was Managing Director, Capital Raising at Sandler O’ Neill & Partners, L.P., New York. Mr. Leung received his BS in Economics from The Wharton School at University of Pennsylvania and his MBA degree from The Amos Tuck School at Dartmouth College. He has also been a product speaker at the Las Vegas Money Show in the main forum: “Building a Durable Income Portfolio.” Mr. Leung was a Board Member of American Life from 2015 through June 2018.

SCOTT MORRISON: Since 2006, Mr. Morrison has been Managing Partner of Oaks, Hartline & Daly law firm in Austin, Texas. Mr. Morrison is Texas board certified in estate planning and probate law. He practices law in the areas of estate administration and planning, probate and general business law. He has been named a “Texas Rising Star” by both Law and Politics Media, Inc. and Texas Monthly magazine. Mr. Morrison was a Board Member of American Life from 2015 through June 2018. Mr. Morrison is not seeking re-election to the Board of the Company at the Annual Meeting.

JACK THEELER:  Mr. Theeler is a partner in the Morgan Theeler law firm of Mitchell, South Dakota where he has been employed since 1971. He has a bachelor’s degree in accounting (1968) and a law degree (1971) from the University of South Dakota. In law school he was Editor in Chief of the South Dakota Law Review and graduated magna cum laude. He was the first Chairman of the South Dakota Lottery Commission, serving from 1986 to 1992. He is a member of American Bar Association, the State Bar of South Dakota, the Association of Defense Trial Attorneys, the South Dakota

Defense Lawyers Association and an associate in the American Board of Trial Advocates. Mr. Theeler has served on numerous boards and commissions including Dakota Wesleyan University, Mitchell Area Development Corporation and the Mitchell YMCA. Mr. Theeler has been inducted into the University of South Dakota Sports Hall of Fame, the Mitchell Area Ducks Unlimited Hall of Fame, and his high school basketball team has been inducted into the South Dakota High School Basketball Hall of Fame. Jack and Nancy Theeler received the 2007 Community Service Award presented annually by the Mitchell Area Chamber of Commerce. He was a founding Board Member of Great Plains Financial Corp. and Great Plains Life Assurance, he is also a Board Member of American Life.

DANA STAPLETON: Mr. Stapleton has been a farmer/rancher in Sisseton, South Dakota for over the past 30 years. In 2001 he was named the South Dakota Farmer of the Year and the 2002 National Farmer of the Year. He was a founding Board Member of Great Plains Financial Corp. and Great Plains Life Assurance Co. He was a Board Member of American Life from 2015 to June 2018. Mr. Stapleton is not seeking re-election to the Board of the Company at the Annual Meeting.

SACHIN GOEL: Mr. Goel was nominated by Xenith to fill one of its positions on the Board in 2019. Mr. Goel is a CFA Charter holder and serves as a Managing Director on the investment team and leads the capital markets activity for Brightwood Capital Advisors, LLC in New York. He joined Brightwood in 2013. Prior to joining Brightwood, Mr. Goel was a Managing Director in Macquarie Capital USA’s credit trading division from 2009‑2013, where he was responsible for a portfolio of distressed and high-yield corporate credits.

DOUGLAS K. BRATTON:  Mr. Bratton is the Founder, President, Chief Investment Officer and majority owner of Crestline Investors, Inc., the general partner of Crestline Management, L.P.,  an institutional alternative investment management firm. Mr. Bratton is also sole director of Bratton Capital, Inc., which is the general partner of Bratton Capital Management L.P. Mr. Bratton has been an investment  professional specializing in alternative asset strategies since 1983 and has managed assets on behalf of the Bass family of Fort Worth, Texas, since 1988. Mr. Bratton has served on the board of directors of Bounty Minerals Corporation, a private company, since 2014, and the Board of Visitors of Duke University’s Fuqua School of Business since 2013. Mr. Bratton has served on the Board of Directors of Aquestive Therapeutics, Inc. (Nasdaq: AQST) since January 2004. Mr. Bratton received a B.S. from North Carolina State University in 1981 and an M.B.A. with Honors from Duke University in 1984.

Executive Compensation

The following table sets forth the compensation paid or accrued in the years indicated by the Company to its Principal Executive Officer (“PEO”), A. Michael Salem and its two other executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards		All Other Compensation(2)		Total
Mike Minnich, Executive Chairman, Director (1)	2019	$250,000	$—	$—		$3,074	(3)	$253,074
	2018	125,000	—	—		—		125,000
A. Michael Salem, CEO, Director (1)	2019	$250,000	$—	$—		$—		$250,000
	2018	125,000	—	—		—		125,000
Mark A. Oliver, President(4)	2019	$250,000	$50,000	$7,300	(5)	$25,400	(6)	$332,700
	2018	305,729	25,000	—		25,250	(6)	355,979

(1)	Appointed to office April 30, 2019.
(2)	In 2018 and 2019, none of the named executive officers received non-equity incentive plan compensation or non-qualified deferred compensation earnings as defined in Item 402 of Regulation S-K.
(3)	Represents Company contributions to executive officer’s 401(k).
(4)	Mr. Oliver served as our Chairman from December 15, 2015 until April 30, 2019 when Mr. Minnich was elected Executive Chairman.

(5)

Mr. Oliver was awarded options representing 3,000,000 shares in 2019.  The options vest one-third in 2021 and two-thirds in 2023 and are exercisable at $0.05 per share after vesting during a period ending ten years from the date of grant. Amounts shown represent fair value at date of grant.

(6)	Includes automobile allowance, life insurance policy reimbursements and Company contributions to the executive officer’s 401(k).

The Company sponsors a 401(k) Plan for all eligible employees who complete one year of employment with the Company.  Pursuant to the 401(k) Plan, the Company contributes 3% of the employee’s salary to the employee’s 401(k).

Material terms of the employment agreements by and between the Company and its executive officers, including payments to such executive officers at, following, or in connection with their resignation, retirement or other termination, or change in control, are discussed under the heading “Employment Agreements” below.

Outstanding Equity Awards at Fiscal Year End

On July 19, 2019, options to purchase 8,950,000 shares of our Voting Common Stock at an exercise price of $0.05 per share were granted to our officers, directors, and employees including options to purchase 3,000,000 shares granted to Mr. Oliver.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflect in column (a))
	(a)	(b)	(c)

Equity compensation plan approved by security holders – options to purchase voting common stock	8,950,000	$0.05	42,050,000

Equity compensation plan not approved by security holders	—	—	—

Total	8,950,000	$0.05	42,050,000

The options vest one third in 2021 and two thirds in 2023 and are exercisable after vesting at $0.05 per share during a period ending ten years from the date of grant. The options will be subject to adjustment if the reverse stock split in Proposal 1 is approved at the Annual Meeting.

Employment Agreements

The Company is a party to an amended employment agreement (“Employment Agreement”) with Mark A. Oliver. Among other things, the Employment Agreement provides:

(a)	that Mr. Oliver is employed as an Executive Officer of the Company and as Secretary and Vice President of its subsidiary American Life;
(b)	a base salary to Mr. Oliver of $250,000 per year, a possible bonus in the discretion of the Board of Directors of the Company or American Life;
(c)	customary benefits including health insurance, life insurance, car allowance and other fringe benefits and expense reimbursements;

(d)

for termination of the Employment Agreement upon Mr. Oliver’s death, disability or for good cause (as defined therein) in which event he will be entitled only to his base salary and benefits through the date of termination;

(e)	for Mr. Oliver’s resignation without good reason (as defined therein) or retirement in which event he will be entitled only to his base salary and benefits through the date of termination;
(f)	for Mr. Oliver’s resignation for good reason or upon a change in control of the Company in which event he will be entitled to a severance payment equal to six months of his base salary; and
(g)	customary confidentiality, non-compete and other provisions.

On June 28, 2018, upon the closing of a transaction with Xenith, American Life, the Company’s  principal operating subsidiary, entered into employment agreements with A. Michael Salem and Michael Minnich, newly elected Executive Chairman and Chief Executive Officer of American Life, respectively. The terms and conditions of both agreements are substantially the same as described in subparagraphs (b) through (g) above, with respect to Mr. Oliver’s Employment Agreement.

Director Compensation

In 2019, Directors who were not employees of the Company received $1,000 for each meeting of the Board they attended in person and $350 per meeting they attend via telephone. Directors received an annual retainer of $5,000. Directors also are reimbursed for reasonable expenses related to their personal attendance at meetings. Our Board reviews director compensation on an annual basis.  Additionally, in 2019, outside Directors received an award of options.  Options vest one third in 2021 and two thirds in 2023 and are exercisable for a period of 10 years at $0.05 per share. Options held by Messrs. Morrison and Stapleton, who are not standing for re-election,  vested on May 1, 2020.

The following table sets forth the compensation paid or accrued by the Company to its directors, other than directors who are also named executive officers, for the last completed fiscal year. The options will be subject to adjustment if the reverse stock split in Proposal 1 is approved at the Annual Meeting.

Name	Year	Fees Earned or Paid in Cash	Share Option Awards
Jack Theeler	2019	$9,250	50,000
Dana Stapleton	2019	6,350	50,000
John Hompe	2019	9,250	50,000
Scott Morrison	2019	9,250	50,000
Sachin Goel (1)	2019	1,350	50,000
Firman Leung	2019	7,350	50,000

1)	Mr. Goel was elected to our Board in June 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth all holdings of Existing Common Stock as of the Record Date of May 15,  2020, of our directors and our named executive officers, our directors and named executive officers as a group, and all persons known by us to be beneficial owners of more than five percent of our Existing Common Stock. Unless otherwise noted, the mailing address of each person or entity named below is 2900 South 70th Street, Suite 400, Lincoln, Nebraska, 68506.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Existing Common Stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of Existing Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Existing Common Stock which such person has the right to acquire beneficial ownership within 60 days of May 15,  2020. We, however, did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Common Stock
Name	Number	Percent
Named Executive Officers:
Mark A. Oliver	251,191	*
Michael Minnich(1) (3)	1,011,645,900	74.4%
A. Michael Salem(1) (3)	1,000,534,789	73.5%
Directors:
Michael Minnich(1) (3)	1,011,645,900	74.4%
A. Michael Salem(1) (3)	1,000,534,789	73.5%
John T. Hompe	—	*
Firman Leung	—	*
Scott Morrison	55,000(2)	*
Dana Stapleton	83,863(2)	*
Jack Theeler	54,180	*
Sachin Goel(4)	2,222,223	0.2%
Douglas K. Bratton(5)	222,222,222	16.3%
Named Executive Officers and Directors as a Group (10 persons):	1,236,283,388	90.9%

Beneficial Owners of More than Five Percent:
Xenith Holdings LLC (1)	1,000,534,789	73.5%
Crestline Assurance Holdings LLC(5)	222,222,222	16.3%

(1)

Through their joint control of Vespoint LLC, Messrs. Minnich and Salem control 100% of the voting rights of Xenith Holdings LLC. Mr. Minnich owns beneficially 11,111,111 shares of the Company’s  Exiting Common Stock through Rendezvous Capital LLC, a private investment firm controlled by him. See “Certain Shareholder Relationships and Related Transactions.”

(2)	Includes options to purchase 50,000 shares of the Company’s common stock that became vested and exercisable on May 1, 2020.
(3)

As explained in footnote (5) below and under “Certain Shareholder Relationships and Related Matters,” Vespoint holds a proxy granted by Crestline to vote 87,515,374 shares of the Company’s Common Stock owned by Crestline as shown above.  Vespoint has no economic interest in or dispositive power over the shares. At the Annual Meeting, Vespoint will therefore have the power to vote a total of 1,088,050,163 shares or 80.0% of the Company’s outstanding Common Stock.

(4)	Held by the Goel Family LTD Partnership, a family investment partnership, in which Mr. Goel’s father is the general partner and Mr. Goel is one of three limited partners.
(5)

The following information was obtained from a Schedule 13D filed by Douglas K. Bratton, Crestline Investors, Inc., Crestline Management, L.P. and Crestline Assurance Holdings LLC with the SEC on May 4, 2020. These securities are held directly by Crestline Assurance Holdings LLC (“Crestline”).  The Manager of Crestline is Douglas K. Bratton and the sole member of Crestline is Crestline Management, L.P. (“Crestline Management”).  Crestline Investors, Inc. (“Crestline Investors”) is the general partner of Crestline Management.  Douglas K. Bratton is the sole director of Crestline Investors. Mr. Bratton has voting and investment power over all securities held by Crestline, except for, with respect to voting power, the 87,515,374 shares of Common Stock covered by the proxy granted to Vespoint LLC pursuant to the Stockholders Agreement described under “Certain Shareholder Relationships and Related Transactions” below.  Crestline Management, Crestline Investors and Mr. Bratton may each be deemed to beneficially own the securities held by Crestline.  Therefore, Crestline, Crestline Management, Crestline Investors and Mr. Bratton share the power to (i) vote and direct the vote of 134,706,848 shares of Common Stock beneficially owned by Crestline and (ii) dispose of and direct the disposition of the 222,222,222 shares of Common Stock beneficially owned by

Crestline. Mr. Bratton is a member of, and a current nominee to, the Board of the Company. The address of Crestline is 201 Main Street, Suite 1900, Fort Worth, Texas 76102.

CERTAIN SHAREHOLDER RELATIONSHIPS AND RELATED TRANSACTIONS

Xenith Background

On June 28, 2018, the Company underwent a change in control as a result of the closing of a Loan, Convertible Preferred Stock and Convertible Senior Secured Note Purchase Agreement dated May 9, 2018 (the “Agreement”) with a then non-affiliated third party, Xenith Holdings LLC, a Delaware limited liability company (“Xenith”). On June 18, 2019, Xenith converted loans of $20,600,000 into 1,000,534,789 shares of our Existing Common Stock. Xenith is a controlled subsidiary of Vespoint LLC, a Delaware limited liability company (“Vespoint”), which is also the manager of Xenith. Vespoint is owned and managed by AMS Advisors LLC, a Delaware limited liability company (“AMS”), and Rendezvous Capital LLC, a New York limited liability company (“Rendezvous”). Each of Vespoint, AMS and Rendezvous is a private investment company; they are controlled by Michael Minnich and A. Michael Salem, who are the Co-Chief Executive Officers of Vespoint and who are now executive officers and directors of the Company.

Crestline Background

On April 24, 2020, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Xenith, Vespoint and Crestline. Pursuant to the Agreement, Crestline purchased 222,222,222 shares of the Company’s  Voting Common Stock,  at a purchase price of $0.045 per share for $10 million.  In connection with the Agreement, on April 24, 2020, the Company entered into a stockholders agreement (the “Stockholders Agreement”) with Xenith, Vespoint, Michael Minnich (“Minnich”), A. Michael Salem (“Salem”) and Crestline.

The Company also entered into a customary director’s indemnification agreement with Douglas K. Bratton, a principal of Crestline, who, at the closing of the Agreement, was appointed as a director of both the Company and its life insurance subsidiary, American Life and Security Corp. (“ALSC”) and who is a nominee for election to the Board at the Annual Meeting.

Among other things, the Stockholders Agreement provides:

Constituency and election to our Board. As long as Crestline and its affiliates own at least 10% of the Company’s outstanding common stock, Vespoint, Xenith and Messrs. Minnich and Salem and their affiliates (the “Vespoint Stockholders”) have agreed to vote their Company shares for one Crestline representative on the Company’s  Board and, subject to reasonable committee member suitability standards and applicable regulatory qualification requirements, any committee thereof, with Board observer rights provided for an additional Crestline representative, and the Company will appoint one Crestline designated member and a Crestline selected observer to the Board of ALSC.   Crestline agreed, so long as it and its affiliates own at least 10% of the Company’s outstanding common stock, to vote its Company shares for the election of Messrs. Minnich and Salem to the Board of the Company as long as each of them separately owns at least 3% of the outstanding shares of Company Common Stock and each is an executive officer of the Company.

Proxy. Crestline granted Vespoint a proxy covering 87,515,374 shares of common stock acquired by Crestline pursuant to the Agreement (the “Proxy Shares”) to enable Vespoint to vote, in Vespoint’s sole discretion, the Proxy Shares on any matter submitted to the Company shareholders for approval.  As a result, Crestline retains voting rights with respect to only 134,706,848 shares of common stock acquired pursuant to the Agreement (representing approximately 9.9% of outstanding common stock of the Company).  Such proxy will automatically terminate upon (a) receipt of Form A approval from the Nebraska Department of Insurance (the “Department”) with respect to Crestline owning more than 9.9% of outstanding common stock of the Company or (b) the sale or transfer of Proxy Shares by Crestline to a third party, but such termination will be only with respect to such Proxy Shares. Vespoint intends to vote the Proxy Shares at the Annual Meeting for the nominees for election to the Company’s Board and for Proposals 1, 2, 3 and 5.

Preemptive and First Rights of Refusal.  For a period of three years following the date of the Stockholders Agreement, (i) the Company granted Crestline a pro rata preemptive right to purchase equity securities the Company may issue, (ii) Crestline granted the Company a right of first refusal to purchase Company common stock owned by Crestline (including shares it may subsequently acquire) that it may offer to sell, and (iii) the Vespoint Stockholders granted

Crestline a right of first refusal to purchase their Company shares of common stock they currently own or subsequently acquire that they may offer to sell.

Co-Sale Rights.  For the earlier of (i) ten years following April 24, 2020 or (ii) the date on which Crestline and its affiliates own less than 5% of the outstanding shares of common stock of the Company, the Vespoint Stockholders granted Crestline a right of co-sale with respect to the Company shares they currently own or subsequently acquire.  Pursuant to the provision, if a Vespoint Stockholder desires to transfer or sell shares to a third party and to the extent such shares have not been purchased by Crestline pursuant to the right of first refusal described above but subject to the conditions indicated below, then Crestline has the right, on a pro rata basis, to participate in the transfer or sale on the same terms and conditions as being offered to a Vespoint Stockholder.  However, Crestline may only exercise its co-sale right if (i) the amount of shares to be transferred or sold by the Vespoint Stockholder is equal to or exceeds, together with all sales of Company shares sold by such stockholder within the preceding three (3) months of the date of such proposed transfer, 1% of the total outstanding  common stock of the Company (which shall be increased to 3% of the total outstanding common stock in the event that the Company consummates a firm-commitment underwritten public offering of its common stock which nets at least $15 million of proceeds to the Company) and (ii) the Company’s common stock is listed for trading on the NYSE or the Nasdaq Stock Market.

Registration Rights. The Company granted customary demand and piggyback registration rights to Crestline and the Vespoint Stockholders to register future public sales of their common stock subject to certain terms and conditions.

Future related party transactions. Crestline Management L.P., ALSC and Seneca Reinsurance Company, LLC, a subsidiary of the Company (“Seneca Re”) plan to submit for regulatory approval with the Department and the Vermont Department of Financial Regulation a reinsurance agreement under which ALSC will cede 25% of its premium volume to companies formed by Crestline and Seneca Re arising under multi-year guaranteed annuity and fixed-index annuity contracts of ALSC for an initial three-year period. Upon such approval, such entities will finalize the reinsurance and related agreements.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has concluded that the retention of Mazars USA LLP (“Mazars”) is in the best interests of Midwest and its shareholders and appointed Mazars as Midwest’s independent registered public accounting firm for 2020. Mazars was appointed as the Midwest’s external auditor in 2019. The Audit Committee evaluates the independent registered public accountant’s qualifications, performance, audit plan and independence each year. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Audit Committee will also meet with candidates for the lead audit partner and the Audit Committee will discuss the appointment before rotation occurs.

We are asking our shareholders to ratify the selection of Mazars as our independent registered public accounting firm for 2020. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Mazars to our shareholders for ratification as a matter of good corporate practice.

Representatives of Mazars will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

The affirmative vote of the holders of a majority in voting power of our Existing Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote on this Proposal will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that shareholders vote “FOR” ratification of the appointment of Mazars as Midwest’s independent registered public accounting firm for 2020.

In the event shareholders do not ratify the appointment, it will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Midwest and our shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 5.

PRINCIPAL INDEPENDENT ACCOUNTANT FEES AND SERVICES

The principal independent registered public accounting firm utilized by Midwest during 2018 was RSM US LLP (“RSM”, formerly “McGladrey”). RSM had served as our independent registered public accounting firm since December, 2009.  They were replaced in 2019 by Mazars.

The aggregate fees billed by RSM and Mazars to Midwest for the fiscal years ended December 31, 2018 and 2019 were as follows:

	Mazars	RSM
	Fiscal 2019	Fiscal 2018
Audit Fees	$320,000	$301,665
Audit-Related Fees	36,127	—
Tax Fees	78,000	23,500
All Other Fees	—	—

	$434,127	$325,165

SHAREHOLDER PROPOSALS

Under SEC Rule 14a‑8, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2021 annual meeting of shareholders, the proposal must be received by us at our principal executive offices at 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506 by January 28, 2021, unless the date of our 2021 annual meeting of shareholders is more than 30 days from the anniversary date of our Annual Meeting, in which case the deadline is a reasonable time before we print and mail our proxy materials for the 2021 annual meeting of shareholders.  The proposal should be sent to the attention of the Corporate Secretary of Midwest Holding Inc.

If Proposal 2 to reincorporate the Company to the State of Delaware is approved by our shareholders at the Annual Meeting, then any shareholder who wishes to propose a nominee to the Board or propose any other business to be considered by shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a‑8 as set forth above) must comply with the advance notice provisions and other requirements of Section 2.4 of the new Delaware bylaws set forth in Exhibit A‑2 included in the proxy statement. Under our Delaware bylaws, in order to have a shareholder proposal or director nomination considered at an annual meeting, shareholders are generally required to deliver to the Company certain information concerning themselves and their shareholder proposal or director nomination not less than 45 days nor more than 75 days prior to the anniversary date of the immediately preceding annual meeting (the “annual meeting anniversary date”); provided, however, that, if the annual meeting is scheduled to be held on a date more than 30 days before or more than 60 days after the annual meeting anniversary date, notice must be delivered to us not later than the close of business on the later of the 120th day prior to the scheduled date of such annual meeting and not later than the latest of (i) the 90th day prior to such annual meeting, or (ii) the 10th day after public disclosure of the date of such annual meeting. The purpose of the bylaw is to assure adequate notice of, and information regarding, any such matter as to which shareholder action may be sought.

If Proposal 2 to reincorporate the Company to the State of Delaware is not approved by the shareholders at the Annual Meeting or abandoned by the Board, and if the Company receives notice of a shareholder proposal after April 14, 2021 (which is 45 days prior to the first anniversary of the preceding year’s annual meeting), it will be considered untimely pursuant to Rule 14a‑4(c) under the Securities Exchange Act of 1934, and the persons named in the proxies solicited by the Board for our 2021 annual meeting may exercise discretionary voting power with respect to the proposal. If the date of our 2021 annual meeting is changed by more than 30 days from the date of the Annual Meeting, written notice of a shareholder proposal must be received by the Company within a reasonable time before the Company distributes its proxy materials in order to be considered timely pursuant to Rule 14a‑4(c) under the Exchange Act.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Because of our relatively small size, to date we have not developed formal processes by which shareholders or other interested parties may communicate directly with members of our Board.  Until formal procedures are developed and posted on our website, any communication to one or more members of our Board may be made by sending them in care of Corporate Secretary, Midwest Holding Inc.,  2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506.  Shareholders should clearly note on the mailing envelope that the letter is a “Shareholder-Board Communication.”  All such communications will be forwarded to the intended recipients.

ADDITIONAL INFORMATION

Annual Report

A copy of our Annual Report on Form 10‑K for the fiscal year ended December 31, 2019 and the Notice of the 2020 Annual Meeting and this Proxy Statement are available at www.envisionreports.com/MDH.  We will promptly provide to any shareholder, upon written request and without charge, a copy (without exhibits, unless otherwise requested) of our Annual Report on Form 10‑K as filed with the SEC for the fiscal year ended December 31, 2019. Any such request should be directed to Midwest Holding Inc., Attn: Corporate Secretary, 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506 or by calling (402) 489‑8266.

The Company is subject to the requirements of the Securities Exchange Act of 1934 (“Exchange Act”) and files with the SEC annual, quarterly and current reports, proxy statements and other documents. You may review and obtain copies of each such document filed by the Company with the SEC at the SEC’s address or website described in the following paragraph. However, the annual, quarterly and current reports, proxy statements and other documents filed by the Company with the SEC are not incorporated by reference into this proxy statement.

Statements made in this proxy statement regarding the contents of any contract or other documents are summaries of the material terms of the contract or document.  The SEC maintains a website that contains reports, proxy and information statements and other documents that are filed with the SEC through the SEC’s EDGAR System. The website can be accessed at http://www.sec.gov.

Dated: May 28, 2020

By Order of the Board of Directors

/s/ Mark A. Oliver
Name:	Mark A. Oliver
Title:	President

Exhibits to Proxy Statement

Exhibit A‑1	Articles of Amendment to Amended and Restated Articles of Incorporation (Nebraska)
Exhibit A‑2	Bylaws (Delaware)
Exhibit B	Nebraska Appraisal Rights
Exhibit C	Plan of Domestication (Nebraska)
Exhibit D	Articles of Charter Surrender (Nebraska)
Exhibit E	Certificate of Conversion (Delaware)
Exhibit F	Certificate of Incorporation (Delaware)

Exhibit A‑1

ARTICLES OF AMENDMENT OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

MIDWEST HOLDING INC.

Midwest Holding Inc., a corporation organized and existing under the laws of the State of Nebraska (the “Corporation”) hereby certifies that:

A. The name of the Corporation is Midwest Holding Inc.
B. Article II of the Amended and Restated Articles of Incorporation is hereby amended and restated to read in its entirety as follows:

The total number of shares that this Corporation is authorized to issue is twenty-two million (22,000,000) shares of Common Stock, of which twenty million (20,000,000) shares shall be designated as voting common stock, par value $0.001 per share (the “Voting Common Stock”) and two million (2,000,000) shares shall be designated as the nonvoting common stock, par value $0.001 per share (the “Nonvoting Stock”); and two million (2,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). Upon filing and effectiveness (the “Effective Time”), pursuant to the Nebraska Model Business Corporation Act, of these Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation, each 500 shares of Common Stock either issued or outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Voting Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Rather, the Company shall pay cash for fractional shares, based on the volume weighted average price of the weekly high and low sales price as reported on the OTCQB for the four trading weeks preceding the date of the meeting ending on the Friday before the Meeting Date at which these Articles of Amendment were approved by shareholders.

Until exchanged, each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Voting Common Stock into which the shares of pre-Reverse Stock Split Stock represented by the Old Certificate shall be been combined.

C.	Article VIII is hereby added to the Amended and Restated Articles of Incorporation as follows:

ARTICLE VIII

The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the whole board. The directors shall be divided into three classes at the Effective Times, with the term of office of the first class to expire at the next annual meeting of shareholders, the term of office of the second class to expire at the annual meeting of shareholders one year thereafter and the term of office of the third class to expire at the annual meeting of shareholders two years thereafter. At each annual meeting of shareholders following such initial classification and election, directors elected to success those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election.

D. These Articles of Amendment to the Amended and Restated Articles of Incorporation were duly adopted by the Board of Directors and shareholders of the Corporation in accordance with the provisions of Section 21‑2,153 of the Nebraska Model Business Corporation Act.

IN WITNESS WHEREOF, Midwest Holding Inc. has caused these Articles of Amendment to the Amended and Restated Articles of Incorporation to be signed this _______ day of _______,  2020.

MIDWEST HOLDING INC.

By
Mark A. Oliver, President

2

Exhibit A‑2 - Bylaws

Exhibit A‑2

BYLAWS OF

MIDWEST HOLDING INC.

(adopted on __________, 2020)

3

TABLE OF CONTENTS

ARTICLE I CORPORATE OFFICES	1
1.1 REGISTERED OFFICE; EXECUTIVE OFFICE	1
1.2 OTHER OFFICES	1
ARTICLE II MEETINGS OF STOCKHOLDERS	1
2.1 PLACE OF MEETINGS	1
2.2 ANNUAL MEETING	1
2.3 SPECIAL MEETINGS	1
2.4 ADVANCE NOTICE PROCEDURES	2
2.5 NOTICE OF STOCKHOLDERS’ MEETINGS	5
2.6 QUORUM	5
2.7 ADJOURNED MEETING; NOTICE	5
2.8 CONDUCT OF BUSINESS	6
2.9 VOTING	6
2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	6
2.11 RECORD DATES	6
2.12 PROXIES	7
2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE	7
2.14 INSPECTORS OF ELECTION	7
ARTICLE III DIRECTORS	8
3.1 POWERS	8
3.2 NUMBER OF DIRECTORS	8
3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	8
3.4 RESIGNATION AND VACANCIES	8
3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE	9
3.6 REGULAR MEETINGS	9
3.7 SPECIAL MEETINGS; NOTICE	9
3.8 QUORUM; VOTING	10
3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	10
3.10 FEES AND COMPENSATION OF DIRECTORS	10
3.11 REMOVAL OF DIRECTORS	10
ARTICLE IV COMMITTEES	10
4.1 COMMITTEES OF DIRECTORS	10
4.2 COMMITTEE MINUTES	11
4.3 MEETINGS AND ACTION OF COMMITTEES	11
4.4 SUBCOMMITTEES	11
ARTICLE V OFFICERS	12
5.1 OFFICERS	12
5.2 APPOINTMENT OF OFFICERS	12
5.3 SUBORDINATE OFFICERS	12
5.4 REMOVAL AND RESIGNATION OF OFFICERS	12
5.5 VACANCIES IN OFFICES	12
5.6 EXECUTIVE CHAIRMAN	12
5.7 CHIEF EXECUTIVE OFFICER	12
5.8 PRESIDENT	13
5.9 SECRETARY	13
5.10 TREASURER	13
5.11 ASSISTANT OFFICERS	13
5.12 REPRESENTATION OF SHARES OF OTHER CORPORATIONS	13
5.13 AUTHORITY AND DUTIES OF OFFICERS	13

ARTICLE VI STOCK	14
6.1 STOCK CERTIFICATES; PARTLY PAID SHARES	14
6.2 SPECIAL DESIGNATION ON CERTIFICATES	14
6.3 LOST CERTIFICATES	14
6.4 DIVIDENDS	15
6.5 TRANSFER OF STOCK	15
6.6 STOCK TRANSFER AGREEMENTS	15
6.7 REGISTERED STOCKHOLDERS	15
ARTICLE VII MANNER OF GIVING NOTICE AND WAIVER	15
7.1 NOTICE OF STOCKHOLDERS’ MEETINGS	15
7.2 NOTICE BY ELECTRONIC TRANSMISSION	15
7.3 NOTICE TO STOCKHOLDERS SHARING AN ADDRESS	16
7.4 NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL	16
7.5 WAIVER OF NOTICE	16
ARTICLE VIII FORUM FOR ADJUDICATION OF DISPUTES	17
ARTICLE IX INDEMNIFICATION	17
9.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS	17
9.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION	17
9.3 SUCCESSFUL DEFENSE	18
9.4 INDEMNIFICATION OF OTHERS	18
9.5 ADVANCE PAYMENT OF EXPENSES	18
9.6 LIMITATION ON INDEMNIFICATION	18
9.7 DETERMINATION; CLAIM	19
9.8 NON-EXCLUSIVITY OF RIGHTS	19
9.9 INSURANCE	20
9.10 SURVIVAL	20
9.11 EFFECT OF REPEAL OR MODIFICATION	20
9.12 CERTAIN DEFINITIONS	20
ARTICLE X GENERAL MATTERS	20
10.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	20
10.2 FISCAL YEAR	21
10.3 SEAL	21
10.4 CONSTRUCTION; CONTROLLING DOCUMENT; DEFINITIONS	21
ARTICLE XI AMENDMENTS	21

BYLAWS

OF

MIDWEST HOLDING INC.

ARTICLE I - CORPORATE OFFICES

1.1REGISTERED OFFICE; EXECUTIVE OFFICE

The registered office of Midwest Holding Inc. (the “corporation”), shall be fixed in the corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “certificate of incorporation”). The corporation’s principal executive shall be at 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506.

1.2OTHER OFFICES

The corporation’s board of directors (the “board of directors”) may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2ANNUAL MEETING

The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The board of directors may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

2.3SPECIAL MEETINGS

(i) Special meetings of the stockholders, other than those required by statute, may be called at any time by (A) the board of directors, (B) the executive chairman of the board of directors, (C) the chief executive officer of the corporation, (D) the president of the corporation (in the absence of a chief executive officer), or (E) by the secretary of the corporation whenever requested in writing to do so by holders of at least ten percent (20%) of the voting power of the issued and outstanding shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, but a special meeting may not be called by any other person or persons.

(ii) If any person(s) other than the board of directors calls a special meeting, the request shall:
(A)	be in writing;
(B)	specify the general nature of the business proposed to be transacted; and

(C)	be delivered personally or sent by registered mail or by facsimile transmission to the secretary of the corporation.

(iii) Upon receipt of such a request, the board of directors shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the secretary of the request therefor, and the secretary of the corporation shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to stockholders of such meeting. Nothing contained in this Section 2.3(iii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4ADVANCE NOTICE PROCEDURES

(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, except for proposals properly made in accordance with Rule 14a‑8 under the Securities Exchange Act of 1934, as amended, or any successor thereto (the “Exchange Act”), and the regulations thereunder (or any successor rule and in any case as so amended), clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than thirty (30) days prior to or delayed by more than sixty (60) days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment, rescheduling or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). The term “Public Announcement” means disclosure made in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation,

(5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the voting power of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten (10) days following the record date for the determination of stockholders entitled to notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above; provided additionally, however, that in the event that the number of directors to be elected to the board of directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased board made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the corporation.

(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among any of the stockholder, each nominee and/or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or relating to the nominee’s potential service on the board of directors, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders at least the percentage of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c) At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d) Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii) Advance Notice of Director Nominations for Special Meetings.

(a) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the corporation’s proxy statement, the requirements of Rule 14a‑8 (or any successor provision) under the Exchange Act. Nothing in this Section 2.4 shall be deemed to affect any right of the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a‑8 (or any successor provision) under the Exchange Act.

2.5NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of an annual meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6QUORUM

The holders of a majority of the voting power of the issued and outstanding shares of the corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange.

Whether or not a quorum is present at a meeting of stockholders, the chairperson of the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the executive chairman, if any, the chief executive officer (in the absence of the chairperson) or the lead independent director, if any, (in the absence of the executive chairman and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.

2.9VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock of the corporation held by such stockholder.

Except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, a matter shall be the act of the stockholders if approved by the majority of the votes cast (at a meeting where a quorum is present). Except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, a nominee for director shall be elected to the board of directors if a majority of the votes cast are in favor of such nominee’s election; provided, however, that, if the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors.  Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, a matter shall be the act of the class or classes if approved by the majority of the votes cast (where a quorum of such class or series is present), except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange.

2.10STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of all shares entitled to vote thereon, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal executive offices, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Stockholders of the Corporation may not take action without a meeting as is otherwise provided in Section 228(a) of the DGCL.

2.11RECORD DATES

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.12PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law and filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

2.13LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: during ordinary business hours, at the corporation’s principal place of business. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14INSPECTORS OF ELECTION

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy; provided further that, in any case, if no inspector or alternate is able to act at a meeting of stockholders, the chairperson of the meeting shall appoint at least one (1) inspector to act at the meeting.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. Such inspectors shall:

(i)

determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)	receive votes, ballots or consents;
(iii)	hear and determine all challenges and questions in any way arising in connection with the right to vote;
(iv)	count and tabulate all votes or consents;
(v)	determine when the polls shall close;
(vi)	determine the result; and
(vii)	do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1POWERS

The business and affairs of the corporation shall be managed and all such corporate powers shall be exercised by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2NUMBER OF DIRECTORS

The board of directors shall consist of no fewer than five (5) and no more than twelve (12) members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the board of directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

3.3ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 and Section 3.11 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors. The board of directors of the corporation, at its first meeting after each annual meeting of stockholders, shall choose an executive chairman from its members, and may select any member from time to time thereafter to serve as executive chairman.

3.4RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Delaware Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting power of the issued and outstanding shares of the corporation having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

3.5PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the executive chairman, the chief executive officer or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i)	delivered personally by hand, by courier or by telephone;
(ii)	sent by United States first-class mail, postage prepaid;
(iii)	sent by facsimile; or
(iv)	sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8QUORUM; VOTING

At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.11REMOVAL OF DIRECTORS

Unless otherwise provided in the certificate of incorporation, any director may be removed from office by the stockholders of the corporation only for cause as defined in the DGCL.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1COMMITTEES OF DIRECTORS

The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when requested by the board of directors or required.

4.3MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.5 (place of meetings and meetings by telephone);
(ii)	Section 3.6 (regular meetings);
(iii)	Section 3.7 (special meetings and notice);
(iv)	Section 3.8 (quorum; voting);
(v)	Section 7.5 (waiver of notice); and
(vi)	Section 3.9 (action without a meeting)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members.

Notwithstanding the foregoing:

(A) the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee;
(B) special meetings of committees may also be called by resolution of the board of directors; and

(C) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors or a committee may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1OFFICERS

The officers of the corporation shall be an executive chairman and a chief executive officer. The corporation may also have, at the discretion of the board of directors, a president, a chief financial officer, a treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person; provided, however, that, except as provided in Section 5.6 below, the executive chairman shall not hold any other office of the corporation.

5.2APPOINTMENT OF OFFICERS

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the corporation.

5.3SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer of the corporation or, in the absence of a chief executive officer, another officer, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4REMOVAL AND RESIGNATION OF OFFICERS

Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6EXECUTIVE CHAIRMAN

The board of directors may elect one of its own members to be the executive chairman, who shall serve as a full time executive officer of the corporation.  The executive chairman shall preside at all meetings of the board of directors.  He or she shall have and perform such duties as usually devolved upon such office and such other duties as are prescribed or assigned by these bylaws and by the board of directors.  He or she shall have the power to sign all stock certificates.  The executive chairman shall preside at all meetings of the shareholders.

5.7CHIEF EXECUTIVE OFFICER

Subject to the control of the board of directors, the chief executive officer acting alone, shall be vested with the authority to act for the corporation, shall exercise general and active management, supervision, and direction over the business and affairs of the corporation and over its other officers other than the executive chairman and such other general powers and duties of supervision and management as usually devolved upon such office and as may be prescribed or assigned by these bylaws and from time to time by the board of directors.  The chief executive officer shall have the power to sign certificates, contracts, obligations and other instruments of the corporation that are so authorized.

5.8PRESIDENT

The president shall have such powers and perform such duties as the board of directors may from time-to-time prescribe, and shall perform such other duties as may be prescribed by these bylaws. The president shall: (a) see that all orders and resolutions of the board of directors are carried into effect; (b) sign, with the secretary or an assistant secretary, certificates for stock of the corporation; and (c) have the right to sign, execute and deliver in the name of the corporation all deeds, mortgages, bonds, contracts, or other instruments authorized by the board of directors, except in cases where the signing, execution, or delivery thereof is expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation or where any of them is required by law otherwise to be signed, executed, or delivered

5.9SECRETARY

The secretary shall attend and keep minutes of the meetings of the shareholders, the board of directors, and the committees of the board of directors in one or more books provided for that purpose, see that all notices are duly given in accordance with the provisions of these bylaws or as required by law, be the custodian of the corporate records and be responsible for authenticating records of the corporation, sign with a duly appointed officer of the corporation certificates for shares of the corporation the issuance of which shall be authorized by resolution of the board of directors, and in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the board of directors.

5.10TREASURER

The treasurer shall have charge and custody and be responsible for all funds and securities of the corporation, receive and give receipts for all securities and monies due and payable to the corporation from any source whatsoever, deposit all such monies in the name of the corporation in such banks, trust companies, or in other depositories as shall be selected in accordance with the provisions of these bylaws, be responsible for the accuracy of the amounts of, and cause to be preserved proper vouchers for, all monies so disbursed, and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the board of directors. If required by the board of directors, the treasurer shall give bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the board of directors shall determine.

5.11ASSISTANT OFFICERS

Any persons elected as assistant officers shall assist in the performance of the duties of the designated office and such other duties as shall be assigned to them by the board of directors or the officer for which they are an assistant.

5.12REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The executive chairman, the chief executive officer, any president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the chief executive officer, a president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares or other equity interests of any other corporation or entity standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.13AUTHORITY AND DUTIES OF OFFICERS

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

ARTICLE VI - STOCK

6.1STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the executive chairman or the chief executive officer and/or president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.2 a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4DIVIDENDS

The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

6.5TRANSFER OF STOCK

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

6.7REGISTERED STOCKHOLDERS

The corporation:

(i)	shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;
(ii)	shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and
(iii)

shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i)	the corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the corporation in accordance with such consent; and

(ii)	such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii)	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;
(iii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iv)	if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

The term “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply with respect to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within sixty (60) days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - FORUM FOR ADJUDICATION OF DISPUTES

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising pursuant to any provision of the General Corporation Law of the State of Delaware or the corporation’s certificate of incorporation or its bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim (A) as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than such court, or (C) for which such court does not have subject matter jurisdiction. The choice of forum provisions set forth in this Article VIII does not apply to any actions arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ARTICLE IX - INDEMNIFICATION

9.1INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article IX, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation or any predecessor of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

9.2INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article IX, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation or any predecessor of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

9.3SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 9.1 or Section 9.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

9.4INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article IX, the corporation shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate to such person or persons as the board shall in its discretion determine the determination of whether employees or agents shall be indemnified.

9.5ADVANCE PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) actually and reasonably incurred by a person who is or was an officer or director of the corporation, or who is or was an officer or director of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and, with regard to expenses incurred in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person, including, without limitation, service to an employee benefit plan) payment shall be made only upon delivery to the corporation of an undertaking by or on behalf of the person to repay such amounts (“Undertaking”) if it shall ultimately be determined that the person is not entitled to be indemnified under this Article IX or the DGCL. Such expenses (including attorneys’ fees) incurred by other employees and agents of the corporation or other persons (other than a current or former officer or director of the corporation) serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be so paid upon such terms and conditions, if any, as the corporation deems appropriate. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 9.6(ii) or Section 9.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.

9.6LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 9.3 and the DGCL, the corporation shall not be obligated to indemnify any person pursuant to this Article IX in connection with any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) initiated by such person, including any Proceeding or any part of any Proceeding (other than a suit initiated by such person against the corporation for indemnity or advancement of expenses related to a Proceeding) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 9.7, or (d) otherwise required by applicable law; or

(v) if prohibited by applicable law; provided, however, that if any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article IX (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

9.7DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article IX is not paid in full within ninety (90) days after receipt by the corporation of the written request therefor, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be thirty (30) days, the claimant (“Indemnitee”) may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the Indemnitee has not met the applicable standard for indemnification set forth in the DGCL.  In any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an Undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that the Indemnitee has not met the applicable standard for indemnification set forth in the DGCL.  Neither the failure of the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX or otherwise shall be on the corporation.

9.8NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation, any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the corporation that indemnification of the persons specified in Section 9.1 and Section 9.2 of this Article IX shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.1 or Section 9.2 of this Article IX but whom the corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

9.9INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

9.10SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article IX shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

9.11EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

9.12CERTAIN DEFINITIONS

For purposes of this Article IX, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article IX, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article IX.

ARTICLE X - GENERAL MATTERS

10.1EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

10.2FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

10.3SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

10.4CONSTRUCTION; CONTROLLING DOCUMENT; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. In the event of any inconsistency between these bylaws and the Certificate of Incorporation of the corporation dated _______, 2020, the latter document and its provisions shall control and prevail. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE XI - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least a majority of the total voting power of the issued and outstanding shares of the corporation, voting together as a single class, shall be required for the stockholders of the corporation to alter, amend or repeal, or adopt any provision of these bylaws. The board of directors shall also have the power to adopt, amend or repeal bylaws.

MIDWEST HOLDING INC.

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Secretary or Assistant Secretary of Midwest Holding Inc., a Delaware corporation, and that the foregoing bylaws, comprising ____ pages, were adopted on _______, 2020 by the corporation’s board of directors.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this _______ day of _________, 2020.

, Secretary

Exhibit B

21‑2,171.

Definitions.

(MBCA 13.01) In sections 21‑2,171 to 21‑2,183:

(1)          Affiliate means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of subdivision (5) of this section, a person is deemed to be an affiliate of its senior executives.

(2)          Corporation means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 21‑2,176 to 21‑2,182, includes the surviving entity in a merger.

(3)          Fair value means the value of the corporation’s shares determined:

(i)          Immediately before the effectuation of the corporate action to which the shareholder objects;

(ii)          Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

(iii)          Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to subdivision (a)(5) of section 21‑2,172.

(4)          Interest means interest from the effective date of the corporate action until the date of payment at the rate of interest specified in section 45‑104, as such rate may from time to time be adjusted by the Legislature.

(5)          Interested transaction means a corporate action described in subsection (a) of section 21‑2,172, other than a merger pursuant to section 21‑2,165, involving an interested person in which any of the shares or assets of the corporation are being acquired or converted. As used in this definition:

(i)          Interested person means a person or an affiliate of a person who at any time during the one-year period immediately preceding approval by the board of directors of the corporate action:

(A)          Was the beneficial owner of twenty percent or more of the voting power of the corporation, other than as owner of excluded shares;

(B)          Had the power, contractually or otherwise, other than as owner of excluded shares, to cause the appointment or election of twenty-five percent or more of the directors to the board of directors of the corporation; or

(C)          Was a senior executive or director of the corporation or a senior executive of any affiliate thereof and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

(I)          Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

(II)          Employment, consulting, retirement, or similar benefits established in contemplation of or as part of the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in section 21‑2,122; or

(III)          In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate;

(ii)          Beneficial owner means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote or to direct the voting of shares; except that a member of a national securities exchange is not deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because the member is the record holder of the securities if the member is precluded by the rules of the exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby is deemed to have acquired beneficial ownership, as of the date of the agreement, of all voting shares of the corporation beneficially owned by any member of the group; and

(iii)          Excluded shares means shares acquired pursuant to an offer for all shares having voting power if the offer was made within one year prior to the corporate action for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action.

(6)          Preferred shares means a class or series of shares whose holders have preference over any other class or series with respect to distributions.

(7)          Senior executive means the chief executive officer, chief operating officer, chief financial officer, and anyone in charge of a principal business unit or function.

(8)          Shareholder means a record shareholder, a beneficial shareholder, and a voting trust beneficial owner.

21‑2,172.

Right to appraisal.

(MBCA 13.02) (a) A shareholder is entitled to appraisal rights and to obtain payment of the fair value of that shareholder’s shares in the event of any of the following corporate actions:

(1)          Consummation of a merger to which the corporation is a party (i) if shareholder approval is required for the merger by section 21‑2,164, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger or (ii) if the corporation is a subsidiary and the merger is governed by section 21‑2,165;

(2)          Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(3)          Consummation of a disposition of assets pursuant to section 21‑2,170 if the shareholder is entitled to vote on the disposition, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series if (i) under the terms of the corporate action approved by the shareholders there is to be distributed to shareholders in cash its net assets, in excess of a reasonable amount reserved to meet claims of the type described in sections 21‑2,189 and 21‑2,190, (A) within one year after the shareholders’ approval of the action and (B) in accordance with their respective interests determined at the time of distribution and (ii) the disposition of assets is not an interested transaction;

(4)          An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(5)          Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors;

(6)          Consummation of a domestication if the shareholder does not receive shares in the foreign corporation resulting from the domestication that have terms as favorable to the shareholder in all material respects and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation as the shares held by the shareholder before the domestication;

(7)          Consummation of a conversion of the corporation to nonprofit status pursuant to sections 21‑2,133 to 21‑2,138; or

(8)          Consummation of a conversion of the corporation to an unincorporated entity pursuant to sections 21‑2,143 to 21‑2,149.

(b)          Notwithstanding subsection (a) of this section, the availability of appraisal rights under subdivisions (a)(1), (2), (3), (4), (6), and (8) of this section shall be limited in accordance with the following provisions:

(1)          Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

(i)            A covered security under section 18(b)(1)(A) or (B) of the federal Securities Act of 1933, as amended, 15 U.S.C. 77r(b)(1)(A) or (B);

(ii)           Traded in an organized market and has at least two thousand shareholders and a market value of at least twenty million dollars, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors, beneficial shareholders, and voting trust beneficial owners owning more than ten percent of such shares; or

(iii)          Issued by an open-end management investment company registered with the Securities and Exchange Commission under the federal Investment Company Act of 1940, as amended, 15 U.S.C. 80a‑1 et seq., and may be redeemed at the option of the holder at net asset value;

(2)          The applicability of subdivision (b)(1) of this section shall be determined as of:

(i)          The record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

(ii)          The day before the effective date of such corporate action if there is no meeting of shareholders;

(3)          Subdivision (b)(1) of this section shall not be applicable and appraisal rights shall be available pursuant to subsection (a) of this section for the holders of any class or series of shares (i) who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation or any other proprietary interest of any other entity that satisfies the standards set forth in subdivision (b)(1) of this section at the time the corporate action becomes effective or (ii) in the case of the consummation of a disposition of assets pursuant to section 21‑2,170, unless such cash, shares, or proprietary interests are, under the terms of the corporate action approved by the shareholders as part of a distribution to shareholders of the net assets of the corporation in excess of a reasonable amount to meet claims of the type described in sections 21‑2,189 and 21‑2,190, (A) within one year after the shareholders’ approval of the action and (B) in accordance with their respective interests determined at the time of the distribution; and

(4)          Subdivision (b)(1) of this section shall not be applicable and appraisal rights shall be available pursuant to subsection (a) of this section for the holders of any class or series of shares where the corporate action is an interested transaction.

(c)          Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, except that (1) no such limitation or elimination shall be effective if the class or series does not have the right to vote separately as a voting group, alone or as part of a group, on the action or if the action is a nonprofit conversion under sections 21‑2,133 to 21‑2,138, or a conversion to an unincorporated entity under sections 21‑2,143 to 21‑2,149, or a merger having a similar effect and (2) any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within one year after that date if such action would otherwise afford appraisal rights.

(d)          The right to dissent and obtain payment under sections 21‑2,171 to 21‑2,183 shall not apply to shareholders of a bank, trust company, stock-owned savings and loan association, or the holding company of any such bank, trust company, or stock-owned savings and loan association.

21‑2,173.

Assertion of rights by nominees and beneficial owners.

(MBCA 13.03) (a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder or a voting trust beneficial owner only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder or the voting trust beneficial owner and notifies the corporation in writing of the name and address of each beneficial shareholder or voting trust beneficial owner on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(b)          A beneficial shareholder and a voting trust beneficial owner may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(1)          Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in subdivision (b)(2)(ii) of section 21‑2,176; and

(2)          Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder or the voting trust beneficial owner.

21‑2,174.

Notice of appraisal rights.

(MBCA 13.20) (a) When any corporate action specified in subsection (a) of section 21‑2,172 is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that the shareholders are, are not, or may be entitled to assert appraisal rights under sections 21‑2,171 to 21‑2,183. If the corporation concludes that appraisal rights are or may be available, a copy of sections 21‑2,171 to 21‑2,183 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(b)          In a merger pursuant to section 21‑2,165, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within ten days after the corporate action became effective and include the materials described in section 21‑2,176.

(c)          When any corporate action specified in subsection (a) of section 21‑2,172 is to be approved by written consent of the shareholders pursuant to section 21‑256:

(1)          Written notice that appraisal rights are, are not, or may be available must be sent to each record shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited and, if the corporation has concluded that appraisal rights are or may be available, must be accompanied by a copy of sections 21‑2,171 to 21‑2,183; and

(2)          Written notice that appraisal rights are, are not, or may be available must be delivered together with the notice to nonconsenting and nonvoting shareholders required by subsections (e) and (f) of section 21‑256, may include the materials described in section 21‑2,176, and, if the corporation has concluded that appraisal rights are or may be available, must be accompanied by a copy of sections 21‑2,171 to 21‑2,183.

(d)          When corporate action described in subsection (a) of section 21‑2,172 is proposed or a merger pursuant to section 21‑2,165 is effected, the notice referred to in subsection (a) or (c) of this section, if the corporation concludes that appraisal rights are or may be available, and in subsection (b) of this section shall be accompanied by:

(1)          The annual financial statements specified in subsection (a) of section 21‑2,227 of the corporation that issued the shares that may be subject to appraisal, which shall be as of a date ending not more than sixteen months before the date of the notice and shall comply with subsection (b) of section 21‑2,227, except that if such annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information; and

(2)          The latest available quarterly financial statements of such corporation, if any.

(e)          The right to receive the information described in subsection (d) of this section may be waived in writing by a shareholder before or after the corporate action.

21‑2,175.

Notice of intent to demand payment and consequences of voting or consenting.

(MBCA 13.21) (a) If a corporate action specified in subsection (a) of section 21‑2,172 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(1)          Must deliver to the corporation, before the vote is taken, written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

(2)          Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(b)          If a corporate action specified in subsection (a) of section 21‑2,172 is to be approved by less than unanimous written consent, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares must not sign a consent in favor of the proposed action with respect to that class or series of shares.

(c)          A shareholder who fails to satisfy the requirements of subsection (a) or (b) of this section is not entitled to payment under sections 21‑2,171 to 21‑2,183.

21‑2,176.

Appraisal notice and form.

(MBCA 13.22) (a) If a corporate action requiring appraisal rights under subsection (a) of section 21‑2,172 becomes effective, the corporation must send a written appraisal notice and form required by subdivision (b)(1) of this section to all shareholders who satisfy the requirements of subsection (a) or (b) of section 21‑2,175. In the case of a merger under section 21‑2,165, the parent must deliver an appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(b)          The appraisal notice must be delivered no earlier than the date the corporate action specified in subsection (a) of section 21‑2,172 became effective, and no later than ten days after such date, and must:

(1)          Supply a form that (i) specifies the first date of any announcement to shareholders made prior to the date the corporate action became effective of the principal terms of the proposed corporate action, (ii) if such announcement was made, requires the shareholder asserting appraisal rights to certify whether beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date, and (iii) requires the shareholder asserting appraisal rights to certify that such shareholder did not vote for or consent to the transaction;

(2)          State:

(i)          Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subdivision (2)(ii) of this subsection;

(ii)          A date by which the corporation must receive the form, which date may not be fewer than forty nor more than sixty days after the date the appraisal notice under subsection (a) of this section is sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

(iii)          The corporation’s estimate of the fair value of the shares;

(iv)          That, if requested in writing, the corporation will provide, to the shareholder so requesting within ten days after the date specified in subdivision (2)(ii) of this subsection, the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

(v)          The date by which the notice to withdraw under section 21‑2,177 must be received, which date must be within twenty days after the date specified in subdivision (2)(ii) of this subsection; and

(3)          Be accompanied by a copy of sections 21‑2,171 to 21‑2,183.

21‑2,177.

Perfection of rights; right to withdraw.

(MBCA 13.23) (a) A shareholder who receives notice pursuant to section 21‑2,176 and who wishes to exercise appraisal rights must sign and return the form sent by the corporation and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subdivision (b)(2)(ii) of section 21‑2,176. In addition, if applicable, the shareholder must certify on the form whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to subdivision (b)(1) of section 21‑2,176. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under section 21‑2,179. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the signed forms, that shareholder loses all rights as a shareholder unless the shareholder withdraws pursuant to subsection (b) of this section.

(b)          A shareholder who has complied with subsection (a) of this section may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subdivision (b)(2)(v) of section 21‑2,176. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(c)          A shareholder who does not sign and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in subsection (b) of section 21‑2,176, shall not be entitled to payment under sections 21‑2,171 to 21‑2,183.

21‑2,178.

Payment.

(MBCA 13.24) (a) Except as provided in section 21‑2,179, within thirty days after the form required by subdivision (b)(2)(ii) of section 21‑2,176 is due, the corporation shall pay in cash to those shareholders who complied with subsection (a) of section 21‑2,177 the amount the corporation estimates to be the fair value of their shares, plus interest.

(b)          The payment to each shareholder pursuant to subsection (a) of this section must be accompanied by:

(1)(i) The annual financial statements specified in subsection (a) of section 21‑2,227 of the corporation that issued the shares to be appraised, which shall be of a date ending not more than sixteen months before the date of payment and shall comply with subsection (b) of section 21‑2,227, except that if such annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information, and (ii) the latest available quarterly financial statements of such corporation, if any;

(2)          A statement of the corporation’s estimate of the fair value of the shares, which estimate must equal or exceed the corporation’s estimate given pursuant to subdivision (b)(2)(iii) of section 21‑2,176; and

(3)          A statement that shareholders described in subsection (a) of this section have the right to demand further payment under section 21‑2,180 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under sections 21‑2,171 to 21‑2,183.

21‑2,179.

After-acquired shares.

(MBCA 13.25) (a) A corporation may elect to withhold payment required by section 21‑2,178 from any shareholder who was required to, but did not, certify that beneficial ownership of all the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to subdivision (b)(1) of section 21‑2,176.

(b)          If the corporation elected to withhold payment under subsection (a) of this section, it must, within thirty days after the form required by subdivision (b)(2)(ii) of section 21‑2,176 is due, notify all shareholders who are described in subsection (a) of this section:

(1)          Of the information required by subdivision (b)(1) of section 21‑2,178;

(2)          Of the corporation’s estimate of fair value pursuant to subdivision (b)(2) of section 21‑2,178;

(3)          That they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 21‑2,180;

(4)          That those shareholders who wish to accept such offer must so notify the corporation of their acceptance of the corporation’s offer within thirty days after receiving the offer; and

(5)          That those shareholders who do not satisfy the requirements for demanding appraisal under section 21‑2,180 shall be deemed to have accepted the corporation’s offer.

(c)          Within ten days after receiving the shareholder’s acceptance pursuant to subsection (b) of this section, the corporation must pay in cash the amount it offered under subdivision (b)(2) of this section to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

(d)          Within forty days after sending the notice described in subsection (b) of this section, the corporation must pay in cash the amount it offered to pay under subdivision (b)(2) of this section to each shareholder described in subdivision (b)(5) of this section.

21‑2,180.

Procedure if shareholder dissatisfied with payment or offer.

(MBCA 13.__)  (a) A shareholder paid pursuant to section 21‑2,178 who is dissatisfied with the amount of the payment must notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 21‑2,178. A shareholder offered payment under section 21‑2,179 who is dissatisfied with that offer must reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.

(b)          A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (a) of this section within thirty days after receiving the corporation’s payment or offer of payment under section 21‑2,178 or 21‑2,179, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

21‑2,181.

Court action.

(MBCA 13.30) (a) If a shareholder makes demand for payment under section 21‑2,180 which remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 21‑2,180 plus interest.

(b)          The corporation shall commence the proceeding in the district court of the county where the corporation’s principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(c)          The corporation shall make all shareholders, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d)          The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(e)          Each shareholder made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares or (2) for the fair value, plus interest, of the shareholder’s shares for which the corporation elected to withhold payment under section 21‑2,179.

21‑2,182.

Court costs and expenses.

(MBCA 13.31) (a) The court in an appraisal proceeding commenced under section 21‑2,181 shall determine all court costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the court costs against the corporation, except that the court may assess court costs against all or some of the shareholders demanding appraisal, in amounts which the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by sections 21‑2,171 to 21‑2,183.

(b)          The court in an appraisal proceeding may also assess the expenses of the respective parties in amounts the court finds equitable:

(1)          Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of section 21‑2,174, 21‑2,176, 21‑2,178, or 21‑2,179; or

(2)          Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds the party against whom expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by sections 21‑2,171 to 21‑2,183.

(c)          If the court in an appraisal proceeding finds that the expenses incurred by any shareholder were of substantial benefit to other shareholders similarly situated and that such expenses should not be assessed against the corporation, the court may direct that such expenses be paid out of the amounts awarded the shareholders who were benefited.

(d)          To the extent the corporation fails to make a required payment pursuant to section 21‑2,178, 21‑2,179, or 21‑2,180, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all expenses of the suit.

21‑2,183.

Other remedies limited.

(MBCA 13.40) (a) The legality of a proposed or completed corporate action described in subsection (a) of section 21‑2,172 may not be contested, nor may the corporate action be enjoined, set aside, or rescinded, in a legal or equitable proceeding by a shareholder after the shareholders have approved the corporate action.

(b)          Subsection (a) of this section does not apply to a corporate action that:

(1)          Was not authorized and approved in accordance with the applicable provisions of:

(i)          Sections 21‑2,125 to 21‑2,170;

(ii)          The articles of incorporation or bylaws; or

(iii)          The resolution of the board of directors authorizing the corporate action;

(2)          Was procured as a result of fraud, a material misrepresentation, or an omission of a material fact necessary to make statements made, in light of the circumstances in which they were made, not misleading;

(3)          Is an interested transaction, unless it has been recommended by the board of directors in the same manner as is provided in section 21‑2,122 and has been approved by the shareholders in the same manner as is provided in section 21‑2,123 as if the interested transaction were a director’s conflicting interest transaction; or

(4)          Is approved by less than unanimous consent of the voting shareholders pursuant to section 21‑256 if:

(i)          The challenge to the corporate action is brought by a shareholder who did not consent and as to whom notice of the approval of the corporate action was not effective at least ten days before the corporate action was effected; and

(ii)          The proceeding challenging the corporate action is commenced within ten days after notice of the approval of the corporate action is effective as to the shareholder bringing the proceeding.

Exhibit C

Plan of Domestication (Nebraska)

Exhibit C

PLAN OF DOMESTICATION

MIDWEST HOLDING INC.

This Plan of Domestication has been adopted by Midwest Holding Inc., a Nebraska corporation (the “Company”) as of ___________, 2020.

WITNESSETH:

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Nebraska;

WHEREAS, the Company wishes to change its domicile of incorporation from Nebraska to Delaware by domesticating in Delaware on the terms set forth herein; and

WHEREAS, the Board of Directors of the Company has adopted a resolution approving this Plan of Domestication;

NOW THEREFORE, the Company agrees as follows:

1. Conversion and Domestication. The Company shall convert from a Nebraska corporation to a Delaware corporation by domesticating in Delaware pursuant to Section 265 of the Delaware General Corporation Law and Sections 21‑2,127 to 21‑2,132 of the Nebraska Model Business Corporation Act. Following the domestication, the Company shall be governed by the laws of the State of Delaware. The domestication of the Company in Delaware shall herein be referred to as the “Domestication.”

2. Shareholder Approval. As soon as practicable after the execution of this Plan of Domestication, the Company shall submit this Plan of Domestication to its shareholders for approval.

3. Effective Date. The Domestication shall be effective upon the filing of a Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation (the “Certificate of Conversion”) with the Secretary of State of the State of Delaware and the filing of Articles of Charter Surrender with the Secretary of State of the State of Nebraska, which filings shall be made as soon as practicable after all required shareholder approvals have been obtained. The time of such effectiveness shall herein be referred to as the “Effective Date.”

4. Common Stock of the Company. On the Effective Date, by virtue of the Domestication and without any action on the part of the holders thereof,  each share of Common Stock of the Company issued and outstanding immediately prior thereto shall be unchanged, shall continue to represent one share of common stock (“Common Stock”)  of the Company as a Delaware corporation, and shall remain issued and outstanding immediately after consummation of the Domestication.

5. Options/Restricted Equity of the Company. On the Effective Date, by virtue of the Domestication and without any action on the part of the holders thereof, all stock options, restricted stock units or other restricted equity outstanding and unexercised as of the Effective Date and the Company’s equity plans in effect on such date shall continue and remain in effect upon the same terms and conditions as were in effect immediately prior to the Domestication, and the Company shall continue to reserve that number of shares of Common Stock with respect to each such equity plans as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions thereof.

6. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of the Company shall be deemed for all purposes to continue to evidence ownership of and to represent the shares of the Company into which the shares represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Company evidenced by such outstanding certificate as above provided.

7. Succession. On the Effective Date, all of the rights, privileges, debts, liabilities, powers and property of the Company as a Nebraska corporation shall continue to be the rights, privileges, debts, liabilities and powers of the Company as a Delaware Corporation in the manner and as more fully set forth in Section 265 of the Delaware General Corporation Law. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, agreements, contracts and other assets of every kind and description of the Company shall continue to be vested in and devolved upon the Company without further act or deed. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall continue to be obligations of the Company.

8. Certificate of Incorporation and By-Laws. Immediately prior to or simultaneously with the filing of the Certificate of Conversion, the Company shall file the Certificate of Incorporation in the form of Exhibit A hereto (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which shall be the Certificate of Incorporation of the Company following the Domestication. The Bylaws set forth as Exhibit B hereto (the “Bylaws”) shall be the Bylaws of the Company following the Effective Date of the Domestication.

9. Directors and Officers. The members of the Board of Directors and the officers of the Company immediately prior to the Effective Date shall continue in office following the Effective Date of the Domestication until the expiration of their respective terms of office and until their successors have been elected and qualified.

10. Amendment. This Plan of Domestication may be amended by the Board of Directors of the Company at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this plan by the shareholders of the Company shall not alter or change (a) the amount or kind of shares or other securities, interests, obligations, rights to acquire shares, other securities or interests, cash, or other property to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted by the Delaware General Corporation Law, or (c) any of the terms and conditions of this Plan of Domestication if such alteration or change would adversely affect the holders of any class or series of stock of the Company.

11. Abandonment or Deferral. At any time before the Effective Time, this Plan of Domestication may be terminated and the Domestication may be abandoned by the Board of Directors of the Company, notwithstanding the approval of this Plan of Domestication by the shareholders of the Company or the consummation of the Domestication may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company. In the event of termination of this Plan of Domestication, this Plan of Domestication shall become void and of no effect and there shall be no liability on the part of the Company or its Board of Directors or shareholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Domestication or in respect of this Plan of Domestication or relating thereto.

[Remainder of Page Intentionally Left Blank. Signature Page to Follow.]

This Plan of Domestication has been adopted by the Board of Directors of Midwest Holding Inc. as of the date set forth above.

Dated: ___________, 2020.	MIDWEST HOLDING INC.

By
Mark A. Oliver, President

Exhibit D

Articles of Charter Surrender (Nebraska)

Exhibit D

DOMESTIC BUSINESS CORPORATION

STATE OF NEBRASKA

ARTICLES OF CHARTER SURRENDER

(Upon Domestication)

MIDWEST HOLDING INC.

Pursuant to Section 21‑2,130 of the Nebraska Model Business Corporation Act (“Act”), the undersigned corporation executed and delivers the following Articles of Charter Surrender:

FIRST:	The articles of charter surrender are being filed in connection with the domestication of the corporation in a foreign jurisdiction and the effective date of the domestication is _____, 2020.

SECOND:

The domestication was duly approved by the shareholders and, if voting by any separate voting group was required, by each such separate voting group, in the manner required by the Act and the corporation’s articles of incorporation.

THIRD:	The corporation’s new jurisdiction of incorporation is Delaware.

FOURTH:

The corporation shall appoint the Secretary of State as its agent for service of process in a proceeding to enforce the rights of shareholders who exercise appraisal rights in connection with the domestication and that the foreign business corporation hereby provides a mailing address to which the Secretary of State may mail a copy of any process served on the Secretary of State: 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506.

FIFTH:	The corporation agrees that it will promptly send the notice, if any, to which the persons are entitled under Section 21‑2,130 of the Act.

Dated:  ___________, 2020.

MIDWEST HOLDING INC.

By
Mark A. Oliver, President

Exhibit E

Certificate of Conversion (Delaware)

Exhibit E

STATE OF DELAWARE

CERTIFICATE OF CONVERSION FROM A NON-DELAWARE CORPORATION TO A DELAWARE CORPORATION PURSUANT TO SECTION 265 OF THE DELAWARE GENERAL CORPORATION LAW

MIDWEST HOLDING INC.

1.	The jurisdiction where the Non-Delaware Corporation first formed is State of Nebraska.
2.	The jurisdiction immediately prior to filing this Certificate is Nebraska.
3.	The date the Non-Delaware Corporation first formed is October 31, 2003.
4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Midwest Holding Inc.
5.	The name of the Corporation as set forth in the Certificate of Incorporation is Midwest Holding Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the __________ day of _________, 2020.

MIDWEST HOLDING INC.

By
Mark A. Oliver, President

Exhibit F

Certificate of Incorporation (Delaware)

Exhibit F

CERTIFICATE OF INCORPORATION

OF

MIDWEST HOLDING INC.

ARTICLE I

The name of the Corporation is Midwest Holding Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 North Orange Street, City of Wilmington, Delaware 19801. The name of the registered agent at that address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE IV

A. Classes of Stock. The total number of shares of stock that the Corporation shall have authority to issue is 24,000,000, consisting of 20,000,000 shares of Common Stock, $0.001 par value per share  (“Common Stock”); 2,000,000 shares of nonvoting Common Stock, $0.001 par value per share  (“Nonvoting Stock”); and  2,000,000 shares of Preferred Stock, $0.001 par value per share  (“Preferred Stock”).

B. Rights of Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series and to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

C. Rights of Common Stock and Nonvoting Stock.  Except with respect to voting rights as set forth below, the Common Stock and the Nonvoting Stock shall have the same rights and privileges, share ratably in all assets of the Corporation upon its liquidation, dissolution or winding-up, shall be entitled to receive dividends in the same amount per share and at the same time when, as and if declared by the Board of Directors of the Corporation, and be identical in all other respects as to all other matters, except voting.

D. Voting Rights of Common Stock. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote or for the consent of holders of Common Stock.

E. No Voting Rights of Nonvoting Stock.  The Nonvoting Stock shall not be entitled to vote in the election of directors or upon any other matter coming before the stockholders of the Corporation unless required by law.

ARTICLE V

A. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. Number of Directors; Election.  Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors of the Corporation shall be fixed by or in the manner provided in the Bylaws of the Corporation. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director of the Corporation shall hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death or removal.

C. Removal; Vacancies. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, any director may be removed from office by the stockholders of the Corporation only for cause. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

ARTICLE VI

A. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

B. Written Ballot. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

C. Stockholder Action by Written Consent. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of all shares entitled to vote thereon, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal executive offices, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Stockholders of the Corporation may not take action without a meeting as is otherwise provided in Section 228(a) of the DGCL.

D. Annual Meetings.  Annual meetings of the stockholders may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Board; (ii) the executive chairman;  (iii) the chief executive officer of the Corporation; (iv) the president of the Corporation (in the absence of a chief executive officer); or (v) the secretary of the Corporation whenever requested in writing to do so by holders of at least ten percent  (20%) of the voting power of the issued and outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, but an Annual meeting may not be called by any other person or persons.

E. Special Meetings. Special meetings of the stockholders may be called only as provided in the Bylaws of the Corporation.
F. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VII

The directors shall be divided into three classes: Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term ending on the third annual meeting of stockholders following the annual meeting of stockholders at which that director was elected; provided, however, that the directors first designated as Class I directors shall serve for a term expiring at the annual meeting of stockholders next following the date of their designation as Class I directors, the directors first designated as Class II directors shall serve for a term expiring at the second annual meeting of stockholders next following the date of their designation as Class II directors, and the directors first designated as Class III directors shall serve for a term expiring at the third annual meeting of stockholders next following the date of their designation as Class III directors. For purposes hereof, the initial Class I, Class II and Class III directors shall be those directors elected at the 2020 Annual Meeting of Stockholders of the Company and designated as members of such class in the proxy statement for the 2020 annual meeting. Each director shall hold office until the annual meeting of stockholders at which his term expires and, the foregoing notwithstanding, shall serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.

At each annual election after the 2020 Annual Meeting of Stockholders, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall have designated one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.

In the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal. The Board of Directors shall specify the class to which a newly created directorship shall be allocated.

ARTICLE VIII

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising pursuant to any provision of the General Corporation Law of the State of Delaware or the corporation’s certificate of incorporation or its bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim (A) as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than such court, or (C) for which such court does not have subject matter jurisdiction. The choice of forum provisions set forth in this Article VIII does not apply to any actions arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ARTICLE IX

To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Subject to any provisions in the Bylaws of the Corporation related to indemnification of directors or officers of the Corporation, the Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

The Corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Incorporation or a bylaw of the Corporation shall not be eliminated or impaired by an amendment to this Certificate of Incorporation or the Bylaws of the Corporation after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

ARTICLE XI

The Corporation expressly elects not to be governed by Section 203 of the DGCL.

ARTICLE XII

If any provision of this Certificate of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Certificate of Incorporation, and the court will replace such illegal, void or unenforceable provision of this Certificate of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Certificate of Incorporation shall be enforceable in accordance with its terms.

Except as provided in ARTICLE IX and ARTICLE X above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Certificate of Incorporation inconsistent with, ARTICLE V, ARTICLE VI, ARTICLE VII, ARTICLE VIII, ARTICLE IX, ARTICLE X,  ARTICLE XI or this ARTICLE XII.

The name and mailing address of the incorporator are as follows:

Name: Mark A. Oliver

Mailing Address: 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506.

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this ___________ day of ____,  2020.

MIDWEST HOLDING INC.

By

ANNEX I

F-1

MIDWEST HOLDING INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – July 14, 2020 AT 10:00 A.M. CENTRAL TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Mark A. Oliver and Todd Boeve, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Voting Common Stock of Midwest Holding Inc. (“Midwest”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 14, 2020, at 10:00 a.m., Central Time, at The Hawthorne Room, The Lincoln Marriott Cornhusker Hotel, 333 South 13th Street, Lincoln, Nebraska 68508, and any adjournment or postponement thereof. A majority of the proxies or substitutes present at the meeting may exercise all power granted hereby.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Your vote is very important. Thank you for voting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	www.envisionreports.com/MDH
PHONE:	[1‑ - - ]

ANNUAL MEETING OF THE SHAREHOLDERS OF MIDWEST HOLDING INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote FOR all of the Proposals.
Proposal 1		FOR	AGAINST	ABSTAIN

To approve and adopt an amendment to Midwest’s Amended and Restated Articles of Incorporation to (i) change its authorized capital stock to 20,000,000 shares of voting common stock, $0.001 par value, 2,000,000 shares of nonvoting stock, $0.001 par value and 2,000,000 shares of preferred stock $0.001 par value; and (ii) to effect a reverse split of the Company’s existing common stock, $0.001 par value at a ratio of 500 shares of  voting common stock for 1 share of the newly authorized voting common stock and the payment of cash for any fractional share resulting from the reverse split.

		☐	☐	☐

Proposal 2		FOR	AGAINST	ABSTAIN
	To approve a proposal to reincorporate Midwest from the State of Nebraska to the State of Delaware.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To approve the proposal to divide the Board of Directors into three classes with staggered three year terms.	☐	☐	☐
Proposal 4		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Seven Midwest Director Nominees:	☐	☐
	John Hompe			☐
	Firman Leung			☐
	A. Michael Salem			☐
	Michael Minnich			☐
	Sachin Goel			☐
	Jack Theeler			☐
	Douglas K. Bratton			☐
Proposal 5
	To ratify the appointment of Mazars US LLP as Midwest’s independent registered public accounting firm for 2020.	☐	☐	☐
Proposal 6		FOR	AGAINST	ABSTAIN
	To authorize the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the proposals listed above.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to: The Notice and Proxy Statement are available at www.envisionsreports.com/MDH.

NOTE: In their discretion, Proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

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IMPORTANT: Please print your name and sign exactly as your name appears in the records of the company.  When shares are held by joint tenants, both should sign.  When signing as an executor, administrator, attorney, trustee or guardian, please give your full title as such.  If the signer is a company, please provide the full name of the company and a signature from a duly authorized officer, giving the officer’s full title as such.  If your shares are held at a brokerage house, please indicate in the space provided the name of the brokerage house and the number of shares held.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)